Exhibit 13.1
REDIFF.COM INDIA LIMITED
14TH ANNUAL REPORT
2008-2009
(UNDER COMPANIES ACT, 1956)
(INDIAN LAWS)

Rediff.com India Ltd.
Board of Directors
Ajit Balakrishnan (Chairman & Managing Director)
Arun Nanda
Sunil Phatarphekar
Pulak Prasad
Ashok Narasimhan
Sridar Iyengar
Rashesh Shah
Statutory Auditors
M/s. Deloitte Haskins & Sells
Chartered Accountants
12, Dr. Annie Besant Road
Opp. Shiv Sagar Estate
Worli
Mumbai 400 018
Registered Office
First Floor,
Mahalaxmi Engineering Estate
L. J. First Cross Road
Mahim (West)
Mumbai 400 016

Contents

Sr. no.	Particulars	Page Nos.
	Documents as required under Companies Act, 1956 (Indian law)

1.	Notice of Annual General Meeting	1

2.	Directors Report of Rediff.com India Ltd.	2-4

3.	Auditors’ Report of Rediff.com India Ltd.	5-9

4.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com India Ltd.	10-40

5.	Directors Report of Rediff Holdings Inc.	41

6.	Auditors’ Report of Rediff Holdings Inc.	42

7.	Balance Sheet and P&L Account, Schedules thereto of Rediff Holdings Inc.	43-54

8.	Directors Report of India Abroad Publications Inc.	55

9.	Auditors’ Report of India Abroad Publications Inc.	56

10.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications Inc.	57-68

11.	Directors Report of India in New York Inc	69

12.	Auditors’ Report of India in New York Inc	70

13.	Balance Sheet and P&L Account, Schedules thereto of India in New York Inc	71-78

14.	Directors Report of India Abroad Publications (Canada) Inc.	79

15.	Auditors’ Report of India Abroad Publications (Canada) Inc.	80

Sr. no.	Particulars	Page Nos.
16.	Balance Sheet and P&L Account, Schedules thereto of India Abroad Publications (Canada) Inc.	81-91

17.	Directors Report of Rediff.com Inc.	92

18.	Auditors’ Report of Rediff.com Inc.	93

19.	Balance Sheet and P&L Account, Schedules thereto of Rediff.com Inc.	94-103

20.	Directors Report of Value Communications Corporation	104

21.	Auditors’ Report of Value Communications Corporation	105

22.	Balance Sheet and P&L Account, Schedules thereto of Value Communications Corporation	106-115

23.	Proxy Form and Attendance Slip	116

NOTICE
Notice is hereby given that the Fourteenth Annual General Meeting of the Members of Rediff.com India Limited will be held on Wednesday, 30th September, 2009, at 10 a.m. (IST) at the Registered Office of the Company situated at First Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400016, to transact the following business:
ORDINARY BUSINESS
1.	To receive, consider and adopt the Audited Balance Sheet as at March 31, 2009 and Profit & Loss Account for the year ended as on that date and the reports of the Auditors and Directors’ thereon.
2.	To appoint a Director in place of Mr. Ashok Narasimhan, Director retiring by rotation and being eligible, offers himself for reappointment.
3.	To appoint a Director in place of Mr. Rashesh Shah, Director retiring by rotation and being eligible, offers himself for reappointment.
4.	To appoint Auditors and fix their remuneration by passing the following resolution as an Ordinary Resolution with or without modification(s);

“RESOLVED that M/s Deloitte Haskins & Sells, Chartered Accountants, Mumbai be and are hereby re-appointed as Statutory Auditors of Rediff.com India Limited and to hold office from the conclusion of this Annual General Meeting till the conclusion of the next Annual General Meeting at a remuneration to be decided by the Board of Directors/Audit Committee of the Directors of the Company.”

By Order of the Board
For Rediff.com India Limited

sd/-
PLACE: Mumbai, India	Jyoti Dialani
DATE: September 04, 2009	Company Secretary & Manager Legal

NOTES:

A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF/HERSELF AND SUCH A PROXY NEED NOT BE A MEMBER OF THE COMPANY. PROXIES TO BE EFFECTIVE MUST BE RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE COMMENCEMENT OF THE ANNUAL GENERAL MEETING.

REDIFF.COM INDIA LIMITED
DIRECTORS’ REPORT
To,
The Members,
Rediff.com India Limited
Your Directors have pleasure in presenting to you the Fourteenth Annual Report together with the Audited Annual Accounts for the year ended March 31, 2009.
1.	REDIFF.COM INDIA LTD.’S FINANCIAL HIGHLIGHTS
(a)	Total Income:- Rs.1,093 million (previous year Rs.1,230 million).

(b)
Net Profit/ Loss:- After providing for depreciation and amortization of Rs.308 million, exceptional items of Rs. 366 million and taxes of Rs.3 million net loss for the year were Rs. 509 million (previous year net profit Rs.119 million).

2.	DIVIDEND

Your Board does not recommend any dividend.

3.	CORPORATE GOVERNANCE

The various committees constituted by the Company including the Audit Committee and Compensation Committee have been functioning satisfactorily during the year. The present Board comprises of eminent professionals from various fields, in addition to Chairman and Managing Director who looks after the day to day affairs of the Company.

The composition of the Audit Committee of the Board is as follows:-

Name	Designation in the Committee

Sridar Iyengar	Chairman
Sunil Phatarphekar	Member
Rashesh Shah	Member
The composition of the Compensation Committee of the Board is as follows:-

Name	Designation in the Committee

Ajit Balakrishnan	Chairman
Arun Nanda	Member
Sunil N Phatarphekar	Member

REDIFF.COM INDIA LIMITED
4.	FIXED DEPOSITS

During the year under review, our Company had not accepted any Fixed Deposit from the Public.

5.	DIRECTORS

In accordance with the provisions of the Companies Act, 1956, Ashok Narasimhan and Rashesh Shah, Directors retire by rotation at the conclusion of the ensuing Annual General Meeting and being eligible, offer themselves for re-appointment.

6.	PARTICULARS OF EMPLOYEES

The Company had employees who were in receipt of remuneration of not less than Rs.24 lakhs during the year ended 31st March, 2009 or not less than Rs.2 lakhs per month during any part of the said year. However, as per the provisions of section 219(1)(b)(iv) of the Companies Act, 1956, the Directors Report being sent to the shareholders does not include this Annexure. Any shareholder interested in obtaining a copy of the Annexure may write to the Company Secretary at the Registered Office of the Company.

7.	AUDITORS

M/s. Deloitte Haskins & Sells, Chartered Accountants, the Statutory Auditors of Company and who hold the office till the conclusion of ensuing Annual General Meeting are eligible to be re-appointed as the Statutory Auditors of the Company till the conclusion of next Annual General Meeting. The Company has received from the Auditors undertaking their eligibility to accept the office, if reappointed. The members are requested to consider their re-appointment as set out in the Notice convening the Annual General Meeting.

The observations made by the Auditors’ in their report and notes to accounts are self- explanatory and do not call for any further comments.

8.	DIRECTORS’ RESPONSIBILITY STATEMENT

Pursuant to Section 217 (2AA) of the Companies Act, 1956, the Directors confirm that:
a)	In the preparation of the annual accounts, the applicable accounting standards had been followed along-with proper explanation relating to material departures.

b)
The Directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the Company at the end of the financial year on March 31, 2009 and of the profit of the company for that period.

c)
The Directors have taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of the Companies Act, 1956, for safeguarding the assets of the company and for preventing and detecting the frauds and other irregularities.

d)	The directors had prepared the annual accounts on a going concern basis.

REDIFF.COM INDIA LIMITED
9.	CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information required under Section 217(1)(e) of the Companies Act, 1956 read with the Companies (Disclosure of Particulars in the Report of the Board of Directors) Rules, 1988 is as under:
1.	Conservation of Energy:-

The operation of your Company is not energy intensive. Adequate measures have however been taken to reduce energy consumption by using energy efficient computer equipments incorporating latest technologies.

2.	Technologies Absorption

Since technology related to internet portal business is constantly evolving, continuous investments and improvements are being made to the content, community and commerce offerings made to the customers. The investments are classified as deferred revenue expenditure and amortized.

3.	Foreign Exchange Earnings and outgo

Foreign exchange earned by the Company in the fiscal year ended March 31, 2009 was Rs. 26 million (Previous year Rs.26 million) and the foreign exchange outgo in the same period was Rs. 113 million (Previous year Rs. 77 million).

10.	ACKNOWLEDGEMENTS

The Directors place on record their appreciation for the dedicated services rendered by the employees of our Company and acknowledge the cooperation extended by our Company’s bankers.

On behalf of Board of Directors

Place : Mumbai, India	sd/-
Date : September 04, 2009	Ajit Balakrishnan
Chairman and Managing Director

AUDITORS’ REPORT
TO THE MEMBERS OF REDIFF.COM INDIA LIMITED
1.
We have audited the attached Balance Sheet of REDIFF.COM INDIA LIMITED as at March 31, 2009, the Profit and Loss Account for the year ended on that date and the Cash Flow Statement for the year ended on that date, both annexed thereto. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

2.
We conducted our audit in accordance with the auditing standards generally accepted in India. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

3.
As required by the Companies (Auditor’s Report) Order, 2003 issued by the Central Government in terms of Section 227(4A) of the Companies Act, 1956, we give in the Annexure a statement on the matters specified in paragraphs 4 and 5 of the said Order, to the extent applicable to the Company.

4.	Further to our comments in the Annexure referred to in paragraph 3 above:
(a)	we have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit;

(b)	in our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books;

(c)	the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in agreement with the books of account;

(d)
in our opinion, the Balance Sheet, the Profit and Loss Account and the Cash Flow Statement dealt with by this report are in compliance with the Accounting Standards referred to in Section 211(3C) of the Companies Act, 1956;

(e)
in our opinion and to the best of our information and according to the explanations given to us, the said accounts, give the information required by the Companies Act, 1956, in the manner so required, give a true and fair view in conformity with accounting principles generally accepted in India:

(i)	in the case of the Balance Sheet, of the state of affairs of the Company as at March 31, 2009; and

(ii)	in the case of the Profit and Loss Account, of the loss of the Company for the year ended on that date; and

(iii)	in the case of the Cash Flow Statement, of the cash flows of the Company for the year ended on that date.
5.
On the basis of written representations received from the directors, as on March 31, 2009 and taken on record by the Board of Directors, we report that none of the directors is disqualified as on March 31, 2009 from being appointed as a director in terms of clause (g) of sub-section (1) of Section 274 of the Companies Act, 1956.

For Deloitte Haskins & Sells
Chartered Accountants

sd/-
P.R. Ramesh
Partner
(Membership No.70928)
Place: Mumbai, India
Date: September 04, 2009

ANNEXURE TO THE AUDITORS’ REPORT
(Referred to in paragraph 3 of our report of even date)
(i)
The nature of the Company’s business/ activities during the year is such that clauses (ii), (viii), (xiii) and (xiv) of paragraph 4 of Companies (Auditor’s Report) Order, 2003 are not applicable to the Company.

(ii)	In respect of its fixed assets:
(a)	The Company has maintained proper records showing full particulars, including quantitative details and situation of fixed assets.

(b)
Physical verification of fixed assets was carried out during the previous year by the management, in accordance with the established system of periodical verification of fixed assets once in three years. In our opinion, the frequency of verification is reasonable, considering the size of the Company and the nature of its assets. According to the information and explanations given to us, no material discrepancies were noticed on such verification.

(c)
The fixed assets disposed off during the year, in our opinion, do not constitute a substantial part of the fixed assets of the Company and such disposal has, in our opinion, not affected the going concern status of the Company.

(iii)
According to the information and explanation given to us, the Company has not granted or taken any loans, secured or unsecured, to or from companies, firms or other parties covered in the register maintained under section 301 of the Companies Act, 1956. Therefore, the provisions of paragraph 4 (iii) (a) to (g) of the Order are not applicable to the Company.

(iv)
In our opinion and according to the information and explanations given to us, there are adequate internal control systems commensurate with the size of the Company and the nature of its business for the purchase of fixed assets and sale of services. The nature of the Company’s business is such that it does not involve purchase of inventories and sale of goods. During the course of the audit we have not observed any continuing failure to correct major weaknesses in such internal control system.

(v)
In respect of contracts or arrangements to be entered in the register maintained in pursuance of Section 301 of the Companies Act, 1956, to the best of our knowledge and belief and according to the information and explanations given to us, there were no contracts or arrangements referred to Section 301 that were needed to be entered into the register required to be maintained under the said section.

(vi)
According to the information and explanations given to us, the Company has not accepted deposits in terms of provisions of Sections 58A and 58AA or other relevant provisions of the Companies Act, 1956.

(vii)
In our opinion, the internal audit functions carried out during the year by a firm of Chartered Accountants appointed by the management have been commensurate with the size of the Company and the nature of its business.

(viii)	According to the information and explanations given to us in respect of statutory and other dues:
(a)
The Company has been generally regular in depositing undisputed statutory dues, including Provident Fund, Investor Education and Protection Fund, Employees State Insurance, Income Tax, Sales Tax, Wealth Tax, Service Tax, Custom Duty, Excise Duty and other material statutory dues with the appropriate authorities during the year. There were no undisputed amounts payable on account of the above dues, outstanding as at March 31, 2009 for a period of more than six months from the date they became payable.

(b)
According to the information and explanations given to us, there were no dues on account of Sales Tax, Income Tax, Wealth Tax, Custom Duty, Excise Duty, Service Tax and Cess which have not been deposited as at March 31, 2009 on account of disputes.

(ix)
The Company’s accumulated losses as at March 31, 2009 is not in excess of fifty percent of its net worth. The Company has not incurred cash losses during the financial year covered by our audit and in the immediate preceding financial year.

(x)
According to the information and explanations given to us, there were no dues payable by the Company to financial institutions, banks and debenture holders during the year. Therefore, the provisions of paragraph 4 (xi) of the Order are not applicable to the Company.

(xi)
According to the information and explanations given to us, the Company has not granted loans and advances on the basis of security by way of pledge of shares, debentures and other securities. Therefore, the provisions of paragraph 4 (xii) of the Order are not applicable to the Company.

(xii)
According to the information and explanations given to us, during the year the Company has not given any guarantee for loans taken by others from banks and financial institutions. Therefore, the provisions of paragraph 4 (xv) of the Order are not applicable to the Company.

(xiii)	According to the information and explanations given to us, the Company has not availed any term loan. Therefore, the provisions of paragraph 4 (xvi) of the Order are not applicable to the Company.
(xiv)
According to the information and explanations given to us, and on an overall examination of the balance sheet of the Company, funds raised on short-term basis have prima facie not been used during the year for long term investment.

(xv)
According to the information and explanations given to us, the Company has not made any preferential allotment of shares during the year. Therefore, the provisions of paragraph 4 (xviii) of the Order are not applicable to the Company.

(xvi)
According to the information and explanations given to us, the Company has not issued any debentures during the year. Therefore, the provisions of paragraph 4 (xix) of the Order are not applicable to the Company.

(xvii)
According to the information and explanations given to us, during the year the Company has not raised any money through public issue. Therefore, the provisions of paragraph 4 (xx) of the Order are not applicable to the Company.

(xviii)	To the best of our knowledge and belief and according to the information and explanations given to us, no fraud on or by the Company was noticed or reported during the year.
For Deloitte Haskins & Sells
Chartered Accountants
sd/-
P. R. Ramesh
Partner
(Membership No. 70928)
Place: Mumbai, India
Date: September 04, 2009

REDIFF.COM INDIA LIMITED
Balance Sheet as at March 31, 2009
Amounts in Rs.

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	#	Rupees	Rupees
SOURCES OF FUNDS

Shareholders’ funds :

Share Capital	1	73,079,000	73,079,000
Reserves and surplus	2	3,451,372,516	3,805,350,437

TOTAL		3,524,451,516	3,878,429,437

APPLICATION OF FUNDS

Fixed assets :	3

Gross Block		1,248,114,198	1,159,665,635
Less : Depreciation/ Amortisation		(912,618,750)	(706,443,597)

Net Block		335,495,448	453,222,038

Capital work-in-progress		63,952,730	109,753,979

		399,448,178	562,976,017

Investments	4	639,905,000	849,999,371

Current assets, loans and advances :

Sundry debtors	5	261,164,465	415,697,408
Cash and bank balances	6	2,158,609,785	2,245,994,459
Loans and advances	7	348,581,706	269,406,162

		2,768,355,956	2,931,098,029

Less :
Current liabilities and provisions :

Current liabilities	8	375,852,154	431,916,875
Provisions	9	44,837,850	33,727,105

		420,690,004	465,643,980

Net current assets		2,347,665,952	2,465,454,049

Profit and loss account		137,432,386	—

TOTAL		3,524,451,516	3,878,429,437

Significant Accounting Policies and Notes to Accounts	14	—	—

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/- P.R. Ramesh Partner	sd/- A. Balakrishnan Chairman & Managing Director	sd/- Sunil Phatarphekar Director	sd/- Jyoti Dialani Company Secretary

Mumbai, India Date: September 04, 2009	Mumbai, India Date: September 04, 2009

REDIFF.COM INDIA LIMITED
Profit and Loss Account for the year ended March 31, 2009
Amounts in Rs.

		For the year ended	For the year ended
	Schedule	31-Mar-09	31-Mar-08
	#	Rupees	Rupees

INCOME

Operating revenues (net of service tax)	10	880,919,904	931,556,456

Other income	11	212,056,520	298,936,338

Total		1,092,976,424	1,230,492,794

EXPENDITURE

Personnel cost	12	296,013,293	270,549,171

Administrative, selling and other expenses	13	629,525,635	586,050,956

Depreciation and amortisation		307,721,725	236,449,085

Total		1,233,260,653	1,093,049,212

(Loss) / profit before exceptional items and taxes		(140,284,229)	137,443,582

EXCEPTIONAL ITEMS
- Capital work in progress written off (Refer note B 18 in Schedule 14)		(81,667,747)	—
- Provision for diminution in investment (Refer note B 10 in Schedule 14)		(284,134,371)	—

(Loss) / profit before taxes		(506,086,347)	137,443,582

Provision for

- current tax		—	15,620,000
- fringe benefit tax		2,831,000	2,973,616
- wealth tax		100,000	81,000

(Loss) / profit after tax		(509,017,347)	118,768,966

Deficit brought forward from previous year		371,584,961	(1,877,054,116)
Brought forward losses adjusted against share premium account (Refer note B 11 in Schedule 14)		—	2,129,870,111

Balance carried to balance sheet		(137,432,386)	371,584,961

Basic Earnings Per Share (Rs.)		(34.83)	8.13
Diluted Earnings Per Share (Rs.)		(34.83)	8.04

Significant Accounting Policies and Notes to Accounts	14

As per our attached report of even date.

For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/- P.R. Ramesh Partner	sd/- A. Balakrishnan Chairman & Managing Director	sd/- Sunil Phatarphekar Director	sd/- Jyoti Dialani Company Secretary

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

REDIFF.COM INDIA LIMITED
Cash Flow Statement for the year ended March 31, 2009
Amounts in Rs

		For the year ended	For the year ended
		31-Mar-09	31-Mar-08
Cash flows from operating activities
(Loss) / profit before taxes		(506,086,347)	137,443,582
Adjustments for:
Depreciation and amortisation		307,721,725	236,449,085
Employee stock option expenses		17,607,040	35,697,694
Capital work in progress written off		81,667,747	—
Provision for diminution in investment		284,134,371	—
Interest income		(204,175,724)	(219,349,027)
Provision for doubtful debts		52,930,640	22,091,623
Profit on sale of Investment		—	(78,457,960)
(Profit) / Loss on sale of property, plant and equipment		1,841,718	(13,301)
Unrealised exchange difference		4,377,911	662,565

Operating profit before working capital changes		40,019,081	134,524,261

Changes in working capital:
Sundry debtors		100,969,390	(36,272,946)
Loans and advances		11,838,342	(10,559,816)
Current liabilities and provisions		(50,186,094)	45,098,590

Cash generated from operating activities		102,640,719	132,790,089

Taxes paid (including fringe benefit taxes)		(60,136,976)	(75,381,050)

Net cash generated from operating activities		42,503,743	57,409,039

Cash flows from investing activities
Payments to acquire fixed assets		(229,517,821)	(376,757,604)
Proceeds from sale of property, plant and equipment		1,814,470	351,339
Proceeds from sale of investments		—	78,457,960
Payments for purchase of investment		(74,040,000)	—
Interest income received		171,854,934	221,471,788

Net cash generated / (used) in investing activities		(129,888,417)	(76,476,517)

Cash flows from financing activities
Net proceeds from issue of equity shares		—	1,313,040

Net cash provided by financing activities		—	1,313,040

Net increase / (decrease) in cash and cash equivalents		(87,384,674)	(17,754,438)
Cash and cash equivalents at the beginning of the year		2,245,994,459	2,263,748,897
Cash and cash equivalents at the end of the year		2,158,609,785	2,245,994,459

Note : Cash and cash equivalents include:

Cash on hand		25,791	59,809
Bank balances		2,158,524,526	2,242,904,156

Cash and cash equivalents		2,158,550,317	2,242,963,965
Effect of exchange rate changes		59,468	3,030,494

Cash and cash equivalents restated		2,158,609,785	2,245,994,459

Significant Accounting Policies and Notes to Accounts — Refer Schedule	14

As per our attached report of even date.
For Deloitte Haskins & Sells	For and on behalf of the Board
Chartered Accountants

sd/- P.R.Ramesh Partner	sd/- A. Balakrishnan Chairman & Managing Director	sd/- Sunil Phatarphekar Director	sd/- Jyoti Dialani Company Secretary

Mumbai, India Date: September 04, 2009		Mumbai, India Date: September 04, 2009

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 1 : SHARE CAPITAL
Amounts in Rs.

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Authorised :
24,000,000 (Previous year 24,000,000) Equity shares of Rs.5 each	120,000,000	120,000,000

Issued and subscribed :
14,615,800 (Previous year 14,615,800) Equity shares of Rs.5 each fully paid up (Refer notes below)	73,079,000	73,079,000

TOTAL	73,079,000	73,079,000

Note 1: Included in issued and subscribed capital are 4,453,600 (previous year 4,453,600) equity shares represented by 8,907,200 (Previous year 8,907,200) ADRs.
Note 2: During the previous year, 12,000 equity shares of Rs. 5 each were issued pursuant to the exercise of stock options under the Employee Stock Option Plans.
SCHEDULE 2: RESERVES & SURPLUS

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Securities Premium Account:
As per last balance sheet	3,370,524,341	5,499,141,412
Add: Premium on exercise of stock options	—	1,253,040
Less: Brought forward losses adjusted (Refer note B 11 in Schedule 14)	—	(2,129,870,111)

	3,370,524,341	3,370,524,341

Stock Options Outstanding Account:
As per last balance sheet	63,241,135	27,543,441
Add: Addition during the year	17,607,040	35,697,694

	80,848,175	63,241,135

Profit and Loss Account:	—	371,584,961

TOTAL	3,451,372,516	3,805,350,437

REDIFF.COM INDIA LIMITED
SCHEDULE FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 3: FIXED ASSETS
Amounts in Rs.

	Gross block				Depreciation/ Amortisation				Net Block
	COST AS			COST AS
	AT			AT	AS AT	FOR		AS AT	AS AT	AS AT
	1-Apr-08	ADDITIONS	DELETION	31-Mar-09	1-Apr-08	THE PERIOD	DELETIONS	31-Mar-09	31-Mar-09	31-Mar-08

TANGIBLE ASSETS:

FURNITURE AND FITTINGS	18,043,564	111,447	—	18,155,011	13,575,958	1,671,676	—	15,247,634	2,907,377	4,467,606

COMPUTERS	1,007,988,645	149,162,074	30,327,623	1,126,823,096	612,685,628	247,943,413	30,313,904	830,315,137	296,507,959	395,303,017

OFFICE EQUIPMENTS	14,670,583	638,040	2,280,305	13,028,318	8,907,347	1,517,693	1,496,740	8,928,300	4,100,018	5,763,236

VEHICLES	15,943,731	1,914,423	4,349,907	13,508,247	4,883,332	1,726,010	1,491,003	5,118,339	8,389,908	11,060,399

LEASE HOLD IMPROVEMENTS	12,928,307	7,700	—	12,936,007	10,407,025	655,920	—	11,062,945	1,873,062	2,521,282

INTANGIBLE ASSETS:

SOFTWARE CAPITALISATION	90,090,805	41,817,639	68,244,925	63,663,519	55,984,307	54,207,013	68,244,925	41,946,395	21,717,124	34,106,498

TOTAL	1,159,665,635	193,651,323	105,202,760	1,248,114,198	706,443,597	307,721,725	101,546,572	912,618,750	335,495,448	453,222,038

PREVIOUS YEAR	826,370,837	351,160,861	17,866,063	1,159,665,635	487,522,538	236,449,085	17,528,026	706,443,597	453,222,038

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 4 : INVESTMENTS
Amounts in Rs.

			As at	As at
			31-Mar-09	31-Mar-08
			Rupees	Rupees

Long Term Investments (at cost less provision for diminution in value)

In wholly owned subsidiary companies
Rediff Holdings Inc., U.S.A. 11,066,667 Equity shares of USD 0.0001 per share			1,134,483,000	1,134,483,000
Less : Provision for dimunition in value			(589,318,000)	(310,183,629)

(Refer note B 10 in Schedule 14)	(a	)	545,165,000	824,299,371

Value Communications Corporation, U.S.A . 12,000,000 Equity shares of no par value			340,609,949	340,609,949
Less : Provision for dimunition in value			(340,609,949)	(340,609,949)

	(b	)	—	—

Trade Investment (Unquoted — Fully paid):
Tachyon Technologies Limited 13,177 (Previous year 8739) Equity shares of Rs. 10 each			41,700,000	25,700,000

Apna Loan.com India Private Limited 500 (Previous year 500) equity shares of Re.1 each			7,427	7,427

Traveljini.com Limited 88,350 (Previous year 88,350) equity shares of Rs. 10 each			60,300,253	60,300,253

Eterno Infotech Private Limited 466,000 (Previous year nil) equity shares of Rs. 10 each			53,040,000	—

Vakow Technologies Private Limited 500,000 (Previous year nil) debentures of Rs. 10 each			5,000,000	—

			160,047,680	86,007,680

Less : Provision for dimunition in value			(65,307,680)	(60,307,680)

Total trade investments	(c	)	94,740,000	25,700,000

TOTAL	(a+b+c	)	639,905,000	849,999,371

SCHEDULE 5 : SUNDRY DEBTORS

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Sundry debtors (unsecured) :

Outstanding over six months	198,798,643	144,958,147
Others	248,619,573	404,062,372

	447,418,216	549,020,519
Less : Provision for doubtful debts	(186,253,751)	(133,323,111)

TOTAL	261,164,465	415,697,408

Note :

Considered good	261,164,465	415,697,408
Considered doubtful	186,253,751	133,323,111

	447,418,216	549,020,519

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 6 : CASH AND BANK BALANCES
Amounts in Rs.

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Cash on hand	25,791	59,809

Bank balances :

With scheduled banks :

In current accounts	93,470,166	114,637,424

In deposit accounts	2,064,592,100	2,130,887,916

With others :

Wells Fargo, Arizona, U.S.A. (Formerly Norwest Bank)
In current account (maximum amount outstanding at any time during the year Rs. 521,728 Previous year Rs. 446,380)	521,728	409,310

TOTAL	2,158,609,785	2,245,994,459

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 7 : LOANS AND ADVANCES
Amounts in Rs.

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees
Unsecured and considered good:

Due from subsidiary companies	29,436,118	19,325,522

Advances recoverable in cash or in kind or for value to be received
- deposits for premises	40,749,363	29,456,463
- others	56,399,003	88,173,441

Interest acccrued on fixed deposits	42,748,781	10,427,991

Tax deducted at source (net of provision)	179,248,441	122,022,745

TOTAL	348,581,706	269,406,162

Due from subsidiary companies comprise of the following :
(a)	Rs. 27,375,012 (Previous year Rs. 17,851,641) due from India Abroad Publications, Inc.

(b)	Rs.1,875,343 (Previous year Rs. 1,473,881) due from Value Communications Corporation.

(c)	Rs. 185,763 (Previous year Rs.nil ) due from Rediff Holdings, Inc.

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF BALANCE SHEET AS AT MARCH 31, 2009
SCHEDULE 8 : CURRENT LIABILITIES
Amounts in Rs.

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Sundry creditors
- Other than small scale industrial undertakings.	194,514,321	247,816,914

Other liabilities	6,185,686	30,518,004

Deferred income	62,163,845	68,659,502

Due to subsidiary companies	112,988,302	84,922,455

TOTAL	375,852,154	431,916,875

SCHEDULE 9 : PROVISIONS

	As at	As at
	31-Mar-09	31-Mar-08
	Rupees	Rupees

Gratuity	18,560,203	12,660,778

Compensated absences	24,723,877	19,532,277

Income tax (net of advance tax)	1,453,050	1,453,050

Wealth tax (net of advance tax)	100,720	81,000

TOTAL	44,837,850	33,727,105

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 10 : OPERATING REVENUE (NET OF SERVICE TAX)
Amounts in Rs.

	For the year ended	For the year ended
	31-Mar-09	31-Mar-08

Online Advertising	639,709,320	699,727,107

Fee based services	257,370,683	251,450,256

Less: Service tax	(16,160,099)	(19,620,907)

TOTAL	880,919,904	931,556,456

SCHEDULE 11 : OTHER INCOME

	For the year ended	For the year ended
	31-Mar-09	31-Mar-08

Interest on fixed deposits with banks (Tax deducted at source Rs.28,959,259 Previous year Rs. 46,685,404)	204,175,724	219,349,027

Profit on sale of long term investments	—	78,457,960

Profit on sale of fixed assets (net)	—	13,301

Miscellaneous income	2,003,452	1,116,050

Foreign exchange gain (net)	5,877,344	—

TOTAL	212,056,520	298,936,338

SCHEDULE 12 : PERSONNEL COST

	For the year ended	For the year ended
	31-Mar-09	31-Mar-08

Salaries and allowances	249,349,793	212,974,333

Employee Stock-based compensation cost	17,607,040	35,697,694

Retainers expenses	6,440,706	4,219,999

Contribution to provident and other funds	9,418,295	8,757,230

Gratuity	7,168,886	2,874,962

Staff welfare	6,028,573	6,024,953

TOTAL	296,013,293	270,549,171

REDIFF.COM INDIA LIMITED
SCHEDULES FORMING PART OF PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 13: ADMINISTRATIVE SELLING AND OTHER EXPENSES
Amounts in Rs.

	For the year ended	For the year ended
	31-Mar-09	31-Mar-08

Content costs	10,603,981	11,338,541

Merchandizing — direct costs	30,305,078	19,214,636

Subscription and SMS based costs	53,282,964	25,959,426

Bandwidth expenses	153,438,308	112,290,963

Software & product development expenses	95,942,583	85,042,148

Advertising, business promotion and market research expenses	35,516,646	111,183,079

Rent	45,587,449	34,809,910

Rates and taxes	483,954	289,620

Electricity	8,059,431	6,510,237

Insurance	5,402,628	2,879,574

Travelling and conveyance expenses	27,796,222	26,355,288

Telecommunication charges	7,179,580	7,249,926

Repairs and maintenance:
Plant and machinery	11,603,814	8,331,437
Others	10,877,648	11,286,927

Legal & professional charges	30,302,068	32,194,685

Domain registration charges	15,628,500	13,226,284

Provision for doubtful debts	52,930,640	22,091,623

Loss on sale of fixed assets (net)	1,841,718	—

Foreign exchange loss (net)	—	24,369,982

Bank commission	4,955,683	4,787,715

Miscellaneous expenses	27,786,740	26,638,955

TOTAL	629,525,635	586,050,956

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
A. SIGNIFICANT ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention in accordance with accounting principles generally accepted in India (“Indian GAAP”) and as per the applicable accounting standards issued by the Institute of Chartered Accountants of India.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Differences between actual results and estimates are recognised in the periods in which the results materialise or are known.

3.	Revenue recognition

Revenues comprise of revenues from online advertising and fee based services. Online advertising includes advertisement and sponsorships. Fee based services include e-commerce, subscription services and mobile value-added services. E-commerce revenues primarily comprise of commission earned on sale of items to customers who shop online while subscription services comprise of subscriptions received for using e-mail, matchmaker and other subscriber services. Mobile value-added services include revenues derived from mobile operators based on value added text messages received and sent by mobile subscribers over their mobile phones.

Online advertising

Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.

Revenue from advertisement and sponsorships is recognised ratably based on the delivery over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognised ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions or clicks or leads or times that an advertisement appears in pages viewed by users of the Company’s website. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Fee based services
Online shopping revenue primarily consists of commission from the sale of books, music, apparel, confectionery, gifts and other items to retail customers who shop at the Company’s online store.
Customers directly place orders with vendors through the Company’s website. When an order is placed, the Company informs the vendor through an intranet and also confirms whether payment has already been collected by the Company through credit card/ debit card or cheques, or whether the payment is to be made by the customer on C.O.D basis. The vendor then dispatches the products to the customers. The vendor sends a monthly summary of the transactions executed during the month for which the Company has collected payments on its behalf. The Company makes payment to the vendor after deduction of its share of margin and costs. The Company recognises as revenues the commission earned on these transactions and shipping costs recovered from customers.
Revenues from E-commerce services also include fees charged to vendors for creating, designing and hosting the vendors’ product information on the Company’s website. Such fees are amortised over the hosting contract period.
Subscription service revenues primarily include income from various paid email, web hosting and other service products that cater to a cross section of the Company’s registered user base. The revenue for subscription based service products is deferred and recognised ratably over the period of subscription.
Subscription revenues are also derived from providing value added short messaging services such as e-mail and other related products to mobile phone users. The Company contracts with third party mobile operators for sharing revenues from these services. SMS based revenues are recognised when the service is performed.
4.	Tangible assets, intangibles, depreciation and amortisation

Tangible Assets

Tangible assets are stated at cost less depreciation. The Company depreciates tangible assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	10 years
Computer equipment	3 to 5 years
Office equipment	10 years
Vehicles	8 years
Leasehold improvements	6 years

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

The effective rates of depreciation based on the estimated useful life of the tangible assets is higher than the rates as prescribed under Schedule XIV of the Companies Act, 1956. Individual assets costing less than Rs.5,000 are depreciated in full in the year of acquisition.

Intangible Assets

Intangible Assets are stated at cost less amortisation. Software includes costs incurred in the operations stage that provides additional functions or features to the Company’s website. These are amortised over their estimated useful life of two to three years. Maintenance expenses or costs that do not result in new features or functions are expensed as product development costs, when incurred.

5.	Impairment of assets

The carrying values of assets of the Company’s cash-generating units are reviewed for impairment annually or more often if there is an indication of decline in value. If any indication of such impairment exists, the recoverable amounts of those assets are estimated and impairment loss is recognised, if the carrying amount of those assets exceeds their recoverable amount. The recoverable amount is the greater of the net selling price and their value in use. Value in use is arrived at by discounting the estimated future cash flows to their present value based on appropriate discount factor.

6.	Investments

Investments classified as long-term investments are stated at cost. Provision is made to recognise a decline, other than temporary, in the value of such investments. Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition.

7.	Employee benefits
(i) Short term
Short term employee benefits are recognised as an expense at the undiscounted amount expected to be paid over the period of services rendered by the employees to the Company.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
(ii) Long term
The Company has both defined-contribution and defined-benefit plans. The plans are financed by the Company and in the case of some defined contribution plans by the Company along with its employees.
(iii) Defined-contribution plans
These are plans in which the Company pays pre-defined amounts to separate funds and does not have any legal or informal obligation to pay additional sums. These comprise of contributions to the employees’ provident fund and family pension fund. The Company’s payments to the defined-contribution plans are reported as expenses during the period in which the employees perform the services that the payment covers.
(iv) Defined-benefit plans
An expense for defined-benefit gratuity is calculated as at the balance sheet date by independent actuaries in a manner that distributes expenses over the employee’s working life. These commitments are valued at the present value of the expected future payments, with consideration for calculated future salary increases, using a discount rate corresponding to the interest rate estimated by the actuary having regard to the interest rate on government bonds with a remaining term that is almost equivalent to the average balance working period of employees.
(v) Other employee benefits
Compensated absences which accrue to employees and which can be carried to future periods but are expected to be encashed or availed in twelve months immediately following the year end are reported as expenses during the year in which the employees perform the services that the benefit covers and the liabilities are reported at the undiscounted amount of the benefits after deducting amounts already paid. Where there are restrictions on availment of encashment of such accrued benefit or where the availment or encashment is otherwise not expected to wholly occur in the next twelve months, the liability on account of the benefit is actuarially determined using the projected unit credit method
8.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Monetary items denominated in a foreign currency are translated using the exchange rates prevailing at the date of Balance Sheet. Exchange gains / losses on account of exchange difference either on settlement or translation are recognised in Profit and Loss account.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.
9.	Stock based compensation

The Company accounts for compensation expense under the Employee Stock Option schemes using the intrinsic value method as per the Guidance Note “Accounting for Employee Share-based Payments” issued by the Institute of Chartered Accountants of India.

10.	Earnings per share

The Company reports basic and diluted earnings per share in accordance with Accounting Standard 20 on Earnings Per Share. Basic earnings per share is computed by dividing the net profit/loss for the year by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the net profit/loss for the year by the weighted average number of equity shares outstanding during the year as adjusted for the effects of all potential equity shares on account of stock options outstanding. For the purpose of Earnings Per Share calculations, ADRs are converted to equity shares.

11.	Taxes

Income taxes are accounted for in accordance with Accounting Standard — 22, Accounting for Taxes on Income. Income taxes comprise both current and deferred tax.

Current income tax and fringe benefit tax are measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws. Deferred tax is accounted for by computing the tax effect of timing differences, which arise during the year and reverse in subsequent periods. Deferred tax assets on account of accumulated losses, unabsorbed depreciation and other items are recognised only to the extent that there is virtual certainty of realisation of such assets in future.

12.	Cash flow statement

Cash-flow statements are prepared in accordance with “Indirect Method” as explained in the Accounting Standard on Cash Flow Statements (AS-3) issued by the Institute of Chartered Accountants of India.

Cash and bank balances and current investments that have insignificant risk of change in value, which have durations up to three months, are included in the Company’s cash and cash equivalents in the Cash Flow Statement.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
13.	Leases

Leasing of assets whereby the lessor essentially remains the owner of the asset is classified as operating leases. The payments made by the Company as lessee in accordance with operational leasing contracts or rental agreements are expensed proportionally during the lease or rental period respectively. Any compensation, according to agreement, that the lessee is obliged to pay to the lessor if the leasing contract is terminated prematurely is expensed during the period in which the contract is terminated.

14.	Provisions and Contingencies

A provision is recognized when the Company has a present obligation as a result of past event and it is probable that an outflow of resources will be required to settle the obligation, in respect of which reliable estimate can be made. Provisions (excluding retirement benefits) are not discounted to its present value and are determined based on best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates. Contingent liabilities are not recognized but are disclosed in the notes to the financial statement. A contingent asset is neither recognized nor disclosed.

B. NOTES TO ACCOUNTS
1.	Capital commitments and contingencies:

	As at	As at
	March 31,	March 31,
	2009	2008
	Rs.	Rs.
Estimated amount of contracts remaining to be executed on capital account and not provided for	224,745	50,947,906
The Income tax authorities in India have disallowed certain expenses claimed by the Company for certain years which if confirmed by the appellate authorities will be adjusted against the income tax carry forward losses claimed by the Company and not result in outflow of resources embodying economic benefits.
The Company has lodged appropriate proceedings with the relevant income tax authorities and expects to prevail in the appellate proceedings
The Company is subject to legal proceedings and claims, which have arisen in the ordinary course of its business. The Company is unable to quantify the monetary value of claims that may arise in future from such cases.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
2. Earnings in foreign currency (on accrual basis):

	2008-09	2007-08
Particulars	Rs.	Rs.

(i) E-commerce services	3,621,415	4,554,604
(ii) Media ,mobile and others services	17,188,651	8,336,728
(iii) Interest received on deposits with banks	5,103,200	12,721,356
	25,913,266	25,612,688
3. Expenditure in foreign currency (on accrual basis):

	2008-09	2007-08
Particulars	Rs.	Rs.

(i) Professional charges	10,851,936	8,944,412
(ii) Product development	13,954,699	4,563,199
(iii) Dataline/ internet charges	43,022,842	28,442,947
(iv) Listing fees	1,036,841	837,186
(v) Software usage charges	27,050,114	20,318,534
(vi) Purchase of email domains	12,896,752	8,936,886
(vii) Other matters	3,696,081	5,031,515
	112,509,265	77,074,679
4. Payment to auditors (net of service tax):

	2008-09	2007-08
Particulars	Rs.	Rs.

(i) Statutory audit fees	600,000	600,000
(ii) As adviser, or in any other capacity in respect of:
(a) Tax audit fees	150,000	150,000
(b) Taxation matters	600,000	800,000
(c) In any other manner (US GAAP & SOX audit)	4,200,000	6,200,000
	4,950,000	7,150,000
	5,550,000	7,750,000

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
5.	Employee Benefit Obligations

Defined — Benefit Plans

The Company offers its employees unfunded defined-benefit plan in the form of gratuity. This plan provides for a lump-sum payment to be made to vested employees at retirement, death or termination of employment. Commitments are actuarially determined at year-end. On adoption of the revised Accounting Standard, (AS)-15 on “Employee Benefits” notified under the Companies (Accounting Standards) Rules, 2006, actuarial valuation is done based on “Projected Unit Credit” method. Gains and losses of changed actuarial assumptions are charged to the Profit and Loss account.

Defined benefit commitments:

	2008-09	2007-08
	Rs.	Rs.
Benefit obligation at the beginning of the year	12,660,778	10,489,838
Actuarial (gain) losses	2,788,347	(612,692)
Current service cost	3,100,701	2,649,192
Interest cost	1,279,838	838,462

Benefits paid	(1,269,461)	(704,022)
Benefit obligation at the end of the year	18,560,203	12,660,778
Expenses on defined benefit plan:

	2008-09	2007-08
	Rs.	Rs.
Service cost	3,100,701	2,649,192
Interest cost	1,279,838	838,462
Recognised net actuarial (gain) loss	2,788,347	(612,692)
Net gratuity cost	7,168,886	2,874,962

The actuarial calculations used to estimate defined benefit commitments and expenses are based on the following assumptions which if changed, would affect the defined benefit commitment’s size and expense:

	2008-09	2007-08
Rate for discounting liabilities	6.85%	8.3%
Salary escalation rate	10% for first 3 years and 7% thereafter	10% for first 4 years and 7% thereafter
Expected rate of return on assets	0.0%	0.0%
Mortality rates	LIC 1994-96 ultimate table	LIC 1994-96 ultimate table

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

The estimate of future salary increase, considered in the actuarial valuation, take account of inflation, seniority, promotion, and other relevant factors. The above information is certified by the actuary.

Experience adjustment:

	2008-09	2007-08
	Rs.	Rs.
Defined benefit obligation	18,560,203	12,660,778
Surplus / (Deficit)	(18,560,203)	(12,660,778)
Experience adjustment on plan liabilities	23,654	(184,938)
Defined-Contribution Plans

The Company makes contribution towards provident fund and family pension fund to a defined contribution retirement benefit plan for qualifying employees. The provident fund and pension fund are administered by the Government of India. Under the schemes, the Company is required to contribute a specified percentage of salary to the retirement benefit schemes to fund the benefits.

A sum of Rs. 9,418,295 (Previous Year Rs.8,757,230) has been charged to the revenue account in this respect.

6.	Employee Stock Option Scheme (ESOP)
(a)	Employee Stock Option (1999 ESOP) and Associate Stock Option Plans (1999 ASOP)

On February 22, 1999, the Company approved the Employee Stock Option Plan 1999 (“1999 ESOP”) and the Associate Stock Option Plan 1999 (“1999 ASOP”) (collectively “Option Plans”) which cover present and future employees, retainers in full time service of the Company and certain associates of the Company.

The exercise price is determined by the Compensation committee, and is intended to be at least the fair value of the Company’s equity shares on the date of the grant.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
Under the Option Plans, the Company reserved 280,000 equity shares for the 1999 ESOP and 198,000 equity shares for the 1999 ASOP, respectively.

	1999 ESOP		1999 ASOP
	2009	2008	2009	2008
Number of options granted, exercised and forfeited during the year ended March 31,
Options outstanding, beginning of period	45,000	46,000	6,000	35,000
Granted	—	—	—	—
Less: Exercised	—	—	—	12,000
Forfeited	2,000	1,000	—	17,000
Options outstanding, end of period	43,000	45,000	6,000	6,000
On January 16, 2006, the Compensation Committee terminated the 1999 ESOP and ASOP plan, without prejudice to the interest of participants and ASOP who have already been granted options under it.

(b)	2002 Stock Option Plan (2002 ESOP)

In January 2002, the Board of directors approved the 2002 Stock Option Plan (“2002 ESOP”) which provide for the grant of incentive stock options and non-statutory stock options to the Company’s employees. All options under these plans are exercisable for the ADRs of the Company. Unless terminated sooner, these plans will terminate automatically in January 2012. A total of 280,000 of the Company’s equity shares are currently reserved for issuance pursuant to 2002 ESOP.

	2002 ESOP
	2009	2008
Number of options granted, exercised and forfeited during the year ended March 31,
Options outstanding, beginning of period	62,625	62,625
Granted	—	—
Less: Exercised	—	—
Forfeited	250	—
Options outstanding, end of period	62,375	62,625
(c)	2004 Stock Option Plan (2004 ESOP)

In June 2004, the Board of directors approved the 2004 Stock Option Plan (“2004 ESOP”) for grant of stock options to our employees. A total of 358,000 equity shares are currently reserved for issuance under the plan.

	2004 ESOP
	2009	2008
Number of options granted, exercised and forfeited during the year ended March 31,
Options outstanding, beginning of period	169,053	185,865
Granted	—	—
Less: Exercised	—	—
Forfeited	10,938	16,812
Options outstanding, end of period	158,115	169,053

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
(d)	2006 Stock Option Plan (2006 ESOP)

The 2006 Stock Option Plan (“2006 ESOP”) was adopted and approved by the Compensation committee on June 20, 2006 in accordance with the approval granted by shareholders on March 31, 2006. A total of 485,000 equity shares were approved for issuance under the plan.

	2006 ESOP
	2009	2008
Number of options granted, exercised and forfeited during the year ended March 31,
Options outstanding, beginning of period	257,125	260,750
Granted	7,000	16,250
Less: Exercised	—	—
Forfeited	64,163	19,875
Options outstanding, end of period	199,962	257,125
(e)	Method used for accounting for share based payment plan:

The Company has used the intrinsic value method to account for the compensation cost of stock option to employees of the company. Intrinsic value is the amount by which the quoted market price of the underlying share exceeds the exercise price of the option.

(f)	Fair Value Methodology:

The fair value of options used to compute pro forma net income and earnings per equity share have been estimated on the date of grant using Black-Scholes model.

	2008-09	2007-08
	Rs.	Rs.

Net (loss) / profit (as reported)	(509,017,347)	118,768,966
Add: Stock-based employee compensation	17,607,040	35,697,694
Less: Stock- based compensation expenses determined under fair value method (Proforma) #	47,350,163	91,129,815
Net (loss) / profit (Proforma)	(538,760,509)	63,336,845

(Loss) / earnings per share
Basic — as reported	(34.83)	8.13
— Proforma	(36.86)	4.34

Diluted — as reported	(34.83)	8.04
— Proforma	(36.86)	4.29
#
includes stock based compensation cost in respect of stock options issued prior to implementation of Guidance Note on Accounting for Employee Share-based Payments adopted by the Company with effect from April 1, 2006.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

The key assumptions used in Black-Scholes model for calculating fair value are: risk-free interest rate 2.43%, expected life: 4 years, expected volatility of shares: 57.95% and expected growth life in dividend: 0%.

7.	Operating leases

The Company leases office space and residential apartments for employees under various operating leases. Operating lease expense that has been included in the determination of the net profit/loss is as follows:

	2008-09	2007-08
Particulars	Rs.	Rs.
Office Premises	36,946,388	26,050,446
Residential flats for accommodation of employees	8,641,061	8,759,464
	45,587,449	34,809,910

These lease agreements are executed for a period ranging between 3 — 60 months with a renewable clause. These lease agreements also provide for termination at by mutual consent by giving a prior notice period between 1 — 3 months..

The minimum annual rental commitments under operating leases that have initial or remaining terms in excess of one year are as follows:

	2008-09	2007-08
Particulars	Rs.	Rs.
Not later than one year	37,024,580	17,357,291
Later than one year and not later than five years	24,287,981	7,858,591
Total payments	61,312,561	25,215,882

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
8.	Segment Reporting

The Company operates in a single business and geographical segment known as “India Online Business” and hence disclosure of segment information as per Accounting Standard 17 on Segment Reporting has not been presented.

9.	Related Parties Disclosures
I.	Names and relationships of related parties
a.	Subsidiary Companies: Rediff Holdings, Inc. Value Communications Corporation (“Valucom”) Rediff.com, Inc. India Abroad Publication,Inc.

b.
Associate Companies:
Rediffussion Holdings Private Limited
RDY&R Private Limited (“RDY&R”)
Everest Brand Solutions Private Limited
OnMobile Asia Pacific Private Limited
Tachyon Technology Private Limited (“Tachyon”)
Eterno Infotech Private Limited (“Eterno”)

c.	Key Management Personnel: Mr. Ajit Balakrishnan Chairman and Managing Director

Transactions with Related Parties during the year:

Name of the		2008-09	2007-08
Related party	Transactions	Rs.	Rs.
Value Communications Corporation	Loans and advances as at March 31, 2009	1,875,343	1,473,881
	Payable as at March 31, 2009	8,360,805	6,423,834

India abroad Publications, Inc.	Expenses incurred and other reimbursements by India Abroad Publication Inc on behalf of the Company	4,146,603	3,165,347

	Expenses incurred and other reimbursements by the Company on behalf of India Abroad Publications, Inc.	3,357,851	38,952,714

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS

Name of the		2008-09	2007-08
Related party	Transactions	Rs.	Rs.
	Loans and advances as at March 31, 2009	27,375,012	17,851,641

	Payable as at March 31, 2009	64,467,038	46,728,101

Rediff.com, Inc.	Payable as at March 31, 2009	33,887,856	26,979,144

Rediff Holdings, Inc.	Loans and advances as at March 31, 2009	185,763	Nil

	Payable as at March 31, 2009	6,272,603	4,791,376

RDY&R	Receivable as at March 31, 2009	Nil	125,661

Tachyon	Product development expenses (including capitalisation)	2,851,672	12,471,984

	Payable as at March,31, 2009	Nil	1,564,658

Eterno	Product development expenses (including capitalisation)	756,340	2,756,000

	Payable as at March 31, 2009	Nil	1,656,000

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
10.	Investments write-off and provisioning

During the year ended March 31, 2009, the Company made impairment provisions to recognise the other-than-temporary decline in the value of its investments in its subsidiary company, Rediff Holdings, Inc. (USA) amounting to Rs. 279,134,371. The Company has also written-off its trade investment in Vakow Technologies Private Limited of Rs. 5,000,000 after concluding that such investment was other than temporarily impaired.

11.	Utilisation of securities premium account

During the year ended March 31, 2008, the Company pursuant to sanction of the High Court of Adjudicature at Bombay dated September 7, 2007, for reduction of share capital under section 100 to 105 read with section 78 of the Companies Act, 1956, utilised the amount standing in the credit of securities premium account against the amount standing to the debit under the head “profit and loss account” on March 31, 2006 amounting to Rs. 2,129,870,111.

12.	Deferred tax assets

The items that could have resulted in deferred tax assets mainly include the net operating loss and unabsorbed depreciation carry-forward, depreciation, retirement benefits and provisions for bad and doubtful debts. Such deferred tax assets have not been recognised since there is no certainty that sufficient future taxable income will be available against which such deferred tax assets can be realised.

13.	Earning Per Share (EPS)

	2008-09	2007-08
	Rs.	Rs.
A. Net (loss) / profit attributable to equity shareholders (Rs.)	(509,017,347)	118,768,966

B. Weighted average number of equity shares outstanding during the year	14,615,800	14,606,660

C. Potentially dilutive equity share equivalents (stock options)	—	166,164

D. Weighted average number of equity shares and potentially dilutive equity share equivalents outstanding	14,615,800	14,772,824

E. Nominal value of Equity Shares (Rs.)	5.00	5.00
Basic Earning per Share (Rs.)	(34.83)	8.13
Diluted Earning per Share (Rs.)	(34.83)	8.04

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
14.	Derivative transactions

The Company has not entered in to any derivative transaction during the year ended March 31, 2009.

Foreign exchange currency exposures not hedged by derivative instruments as at March 31, 2009:

		2008-09		2007-08
		Amount		Amount
Sl.		(US	Amount	(US	Amount
No.	Particulars	dollars)	(Rupees)	dollars)	(Rupees)
1.	Amount receivable on account of sale of services	146,283	7,453,119	115,052	4,598,638
2.	Creditors payable on account of foreign currency expenditure	176,430	8,989,079	371,281	14,840,119
3.	Foreign currency bank balances	25,211	1,284,523	5,391,508	215,498,592
4.	Amount receivable from subsidiary companies	610,368	29,436,118	483,500	19,325,522
5.	Amount payable to subsidiary companies	2,116,373	112,988,302	2,124,655	84,922,455
15.	Managerial Remuneration

During the year, the Company has not paid any managerial remuneration to its Managing Director and Chairman and other Directors. However, Rediff Holdings, Inc., a wholly owned U.S. - incorporated subsidiary of the Company, has paid remuneration of US $ 200,000 equivalent to Rs. 9,104,000 (previous year Rs. 8,044,000) to the Chairman and Managing Director and US $ 42,500 equivalent to Rs.1,934,600 (previous year Rs. 1,407,700 ) to other directors.

16.	Amount payable to Micro, Small and Medium Enterprises

The Company has requested its suppliers to confirm the status as to whether they are covered under the Micro, Small and Medium Enterprises Development Act, 2006. The Company has not received intimation from its suppliers under the said Act. In the absence of confirmation from all the suppliers disclosure, if any relating to amount unpaid as under as at year end together with interest paid / payable as required under the said Act have not been given.

REDIFF.COM INDIA LIMITED
SCHEDULE TO THE ACCOUNTS FOR THE YEAR ENDED MARCH 31, 2009
SCHEDULE 14: SIGNIFICANT ACCOUNTING POLICIES AND NOTES TO ACCOUNTS
17.	Accelerated amortisation

During the year ended March 31, 2009, on the basis of estimates of the Company’s technical staff, the Company has accelerated its amortisation charge on certain software. As a result, the depreciation (including amortisation) charge for the year is higher by Rs. 33,418,674 and the net loss for the year was higher to that extent.

18.	Capital work in progress written-off

During the year ended March 31, 2009, the Company abandoned certain development projects with long payback periods. Consequently, the Company recorded an impairment charge of Rs. 81,667,747.

19.	Comparatives

Comparative financial information (i.e., the amounts and disclosures for the preceding year) presented above, is included as an integral part of the current year’s financial statements, and is to be read in relation to the amounts and disclosures relating to the current year. Figures of the previous year are regrouped and reclassified wherever necessary to correspond to figures of the current year.

REDIFF.COM INDIA LIMITED
ADDITIONAL INFORMATION AS REQUIRED UNDER PART IV OF SCHEDULE VI.
Balance Sheet Abstract and Company’s General Business Profile
(I) Registration Details

Registration No.	96077	State Code	11

Balance Sheet Date (dd/mm/yy)	31/03/2009
(II) Capital raised during the year (Amount in Rs. thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III) Position of Mobilization and Deployment of Funds (Amount in Rs. thousands)

Total Liabilities	Total Assets
3,524,451	3,524,451
Sources of Funds

Paid - up Capital	Reserves & Surplus
73,079	3,451,372

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
399,448	639,905

Net Current Assets	Misc. Expenditure
2,347,666	NIL

Accumulated Losses
137,432

(IV) Performance of Company (Amount in Rs. thousands) for the year ended March 31, 2008.

Turnover	Total Expenditure
1,092,976	1,314,928

Profit / Loss Before Tax			Profit / Loss After Tax
+	-	506,086	+	-	509,017
	☐			☐

Earnings (Loss) per share	Dividend @ %
Rs (34.83)	Nil
(V) Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. ( ITC )	N/A
Product Description	Online Advertising & Fee based services

For and on behalf of the Board

sd/-	sd/-	sd/-
Ajit Balakrishnan	Sunil Phatarphekar	Jyoti Dialani
Chairman & Managing Director	Director	Company Secretary

Mumbai, India
Date: September 04, 2009

Statement pursuant to Section 212 of the Companies Act 1956
relating to the Subsidiary Companies

		Value Communications
A. Name of the Subsidiary	Rediff Holdings Inc.	Corporation

B. Financial year of the subsidiary ended on	31-Mar-2009	31-Mar-2009

C. The Company’s interest in the subisidiary on the aforesaid date

a) Number of shares held	11,066,667	12,000,000

b) Face Value per share in US dollars	0.0001	No par value

c) extent of Holding	100%	100%

D. The net aggregate of Profits/(losses) of the subsidiary so far it concerns the members of the company

a) Not dealt with in the accounts of the company amounted to	(275,448,120)	(8,649)

1. For the Subsidiary’s financial year ended as in “B” above

Equivalent to INR*

2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary

Equivalent to INR*

b) Dealt with in the accounts of the company amounted to

1. For the Subsidiary’s financial year ended as in “B” above

Equivalent to INR*

2. For the previous financial years of the Subsidiary since it became the Company’s Subsidiary

Equivalent to INR*

*	Exchange rate used : 1 USD = Rs.45.52
Disclaimer:

We have translated the foreign currency amounts in the financial data derived from our Subsidiaries financial statements at the closing rate as on March 31, 2009. The transactions should not be considered as a representation that such foreign currency amounts have been, could have been or could be converted in to Rupees at any particular rate, the rate stated above, or at all

For and on behalf of the Board

	sd/-	sd/-
Place: Mumbai, India	Ajit Balakrishnan	Sunil Phatarphekar
Date: September 04, 2009	Chairman & Managing Director	Director

sd/-
Jyoti Dialani
Company Secretary

Rediff Holding Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
Mr. Sridhar Iyengar
Mr. Sunil Phatarphekar
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Rediff Holding Inc. for the year ended March 31, 2009.
PRINCIPAL ACTIVITIES
Rediff Holding Inc. is a cost center talking care of all corporate related expenditure for the Rediff Group in the USA, and does not generate any revenue.
REVIEW OF BUSINESS
Gross Loss (before depreciation, amortization, impairment write down and taxes) is US $ 6,011,145/-. After giving effect to other adjustments, net loss of US $ 6,051,145/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
     sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
Rediff Holdings Inc.
We have audited the attached Balance Sheet of REDIFF HOLDINGS INC., a Company incorporated as a Delaware Corporation in February, 2001 in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purpose of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2009;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants

sd/-
B.M. Pendse
Partner
M.No. 32625
Place : Mumbai, India
Date : September 04, 2009

Rediff Holdings Inc
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds :

Share Capital	1	1,107	1,107

Reserves & surplus
Securities premium		23,998,893	23,998,893

TOTAL		24,000,000	24,000,000

II. APPLICATION OF FUNDS

Fixed assets :	2

Gross Block		35,029	35,029
Less : Depreciation		35,029	35,029

Net Block		—	—

Investments	3	5,390,536	10,705,004

Current assets, loans and advances :
Current assets :
Cash and bank balances	4	1,395,043	63,000
Loans and advances	5	86,678	2,164,253

		1,481,721	2,227,253

Less : Current liabilities and provisions :
Liabilities	6	98,661	133,124
Provision for Taxation		25,608	—

		124,269	133,124

Net current assets		1,357,452	2,094,129

Profit and loss account		17,252,012	11,200,867

TOTAL		24,000,000	24,000,000

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M. No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Rediff Holdings Inc
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $
INCOME

Operating revenues		—	—

EXPENDITURE

Personnel expenses	7	213,783	180,570

Operating and other expenses	8	482,894	428,473

Provision for investment in subsidiary (Refer Note No. 5)		5,314,468	—

Depreciation		—	—

		6,011,145	609,043

Loss for the year before tax		6,011,145	609,043
Provision for tax / Taxes paid		40,000	45,009

Loss after tax		6,051,145	654,052

Deficit brought forward from previous year		11,200,867	10,546,815

Balance carried to balance sheet		17,252,012	11,200,867

Basic and Diluted Earnings Per Share (US$)		(0.54)	(0.06)

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Rediff Holdings Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
11,333,000 (P.Y. 11,333,000) equity shares @ $0.0001	1,134	1,134

Issued and subscribed :
11,066,667 (P.Y. 11,066,667) equity shares @ $0.0001 par value	1,107	1,107

TOTAL	1,107	1,107

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2009
SCHEDULE 2 : FIXED ASSETS

		Computer	As at March	As at March
	Software	Equipment	31, 2009	31, 2008
Cost as at April 1, 2008	27,907	7,122	35,029	35,029
Additions	—	—	—
Deductions	—	—	—	—
Total as at March 31, 2009	27,907	7,122	35,029	35,029
Depreciation upto March 31, 2009	27,907	7,122	35,029	35,029
Net value as at March 31, 2009	—	—	—	—
Net value as at March 31, 2008	—	—	—	—
Depreciation for the year	—	—	—	—

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2009

	As at	As at
	31.03.2009	31.03.2008
	US $	US $

SCHEDULE 3 : Investments (unquoted at cost)

Long Term Investments

In wholly owned subsidiary companies (fully paid-up)

India Abroad Inc	14,751,366	14,751,366
3,198,080 (Previous year 3,198,080) equity shares of US$0.01 per share

Less : Provision for diminuition in value	10,231,676	4,917,208

	4,519,690	9,834,158

Rediff.com Inc.	870,846	870,846

5,000 (Previous year 5,000) equity shares of US$0.001 per share TOTAL	5,390,536	10,705,004

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

In current accounts

Wells Fargo, U.S.A. (Formerly Norwest Bank)	9,260	9,578

Citibank, New York, U.S.A	115,783	53,422

State Bank of India, NY Branch	270,000	—

In deposit accounts

State Bank of India, NY Branch	1,000,000	—

TOTAL	1,395,043	63,000

SCHEDULE 5 : LOANS AND ADVANCES (Unsecured considered good)

Dues from subsidiary companies (Net)	(611,463)	1,617,443

Advances recoverable in cash or in kind or for value to be received	625,669	535,234

Deposit with TD Waterhouse (Broker)	1,048	1,049

Tax Deducted at Source and Advance Tax	71,424	10,527

TOTAL	86,678	2,164,253

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2009

	As at	As at
	31.03.2009	31.03.2008
	US $	US $

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings	98,661	133,124

TOTAL	98,661	133,124

Rediff Holdings Inc
Schedules 1 to 9 forming part of the Balance Sheet and Profit and Loss Account for the year ended 31st March, 2009

	For the year ended
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 7 : PERSONNEL EXPENSES
Salaries and allowances	194,777	162,200
Medical Insurance	9,590	9,148
Payroll Taxes	9,416	9,222

TOTAL	213,783	180,570

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Travelling expenses	18,352	3,557
Professional charges	127,807	55,309
Telephone expenses	1,739	(180)
Insurance charges	284,286	313,238
Office expenses	4,885	4,109
Payroll Processing Charges	2,880	2,881
Seminar Expenses	—	10,705
Directors Fee	42,500	38,750
Bank Charges	445	104

TOTAL	482,894	428,473

REDIFF HOLDINGS, INC
SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Revenue recognition

Rediff Holdings Inc is a cost center taking care of all corporate related expenditure for the Rediff Group in US, and does not generate any revenue.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Computer equipment and software	3 years
Office equipment	5 years
5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

A provision for diminution in the value of investments is made in the books of accounts on a decline, other than temporary, in the value of such investments.

REDIFF HOLDINGS, INC
6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitates the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies do not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

9.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

REDIFF HOLDINGS, INC
10.	Deferred Income Taxes

Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business

Rediff Holdings Inc (“the Company”) was incorporated as a Delaware Corporation in February 2001 by Rediff.Com India Limited to act as the holding company for some of the Parent’s investments in United States.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	Litigation

There are no pending litigations against the company.

4.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US $1.2 million. The Company disputes this assertion and has offered the claimant approximately US $50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

5.	Diminution in the value of Investments

Provision of USD 5,314,468 (Previous Year — Nil) is made during the current year to recognize a decline, other than temporary in the value of such investments.

6.	Deferred Income Taxes

As of March 31, 2009, the components of the Company’s net deferred tax assets are as follows:

As of March 31, 2009, the Company has net operating loss carry forwards of approx $ 4,400,000 for federal income tax purposes, which expire in the years 2020 to 2028. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.

REDIFF HOLDINGS, INC
7.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. — TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2009
(II)	Capital raised during the year (Amount in Thousands)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
24,000,000	24,000,000
Sources of Funds

Paid - up Capital $	Reserves & Surplus $
1,107	23,998,893

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments $
Nil	5,390,536

Net Current Assets $	Misc. Expenditure
1,357,452	Nil

Accumulated Losses $
17,252,012

REDIFF HOLDINGS, INC
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2009

Turnover $	Total Expenditure $
Nil	6,011,145

Profit / Loss Before Tax $	Profit / Loss After Tax $
(6,011,145)	(6,051,145)

Earning per Share US $	Dividend @ %
(0.54)	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. ( ITC )	N/A
Product Description	N/A
6.	Previous year’s figures have been regrouped and reclassified wherever necessary to conform to current year’s classifications.

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India Abroad Publications Inc. for the year ended March 31, 2009.
PRINCIPAL ACTIVITIES
India Abroad Publications Inc., a weekly newspaper-publishing Company is a subsidiary of Rediff Holdings Inc., (‘Rediff Holdings’) which in turn is a wholly owned subsidiary of Rediff.com India Limited (‘Rediff.com’).
India Abroad’s revenues primarily include advertising and sponsorship and consumer subscription revenues earned from the publication of its weekly newspaper distributed primarily in the USA & Canada. India Abroad was acquired by Rediff Holdings on April 28, 2001 by acquiring substantially all of the outstanding voting shares of India Abroad Publications, Inc.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year, the Company earned gross income of US $ 3,691,649/-. Gross Profit (before depreciation, amortization, impairment write down and taxes) is US $ 191,780 /-. After giving effect to other adjustments, net profit of US $ 129,534/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
India Abroad Publications Inc.
We have audited the attached Balance Sheet of INDIA ABROAD PUBLICATIONS INC., a wholly owned subsidiary of Rediff Holdings Inc. and incorporated in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 14 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at March 31, 2009;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants

sd/- B.M. Pendse Partner M.No. 32625
Place : Mumbai
Date : September 04, 2009

India Abroad Publications, Inc
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds :

Share Capital	1	31,981	31,981

Reserves & Surplus	2	1,188,563	1,059,029

TOTAL		1,220,544	1,091,010

II. APPLICATION OF FUNDS

Fixed assets :	3
Gross Block		484,016	452,347
Less : Depreciation		408,131	345,885

Net Block		75,885	106,462

Investments	4	129,793	129,793

Current assets, loans and advances :
Sundry debtors	5	807,955	897,045
Cash and bank balances	6	1,383,382	2,544,734
Loans and advances	7	383,187	505,560

		2,574,524	3,947,339

Less : Current liabilities and provisions :
Liabilities	8	1,607,620	3,140,546

		1,607,620	3,140,546

Net current assets		966,904	806,793

Miscellaneous expenditure	9	47,962	47,962
(to the extnt not written off or adjusted)

TOTAL		1,220,544	1,091,010

Accounting policies and notes to balance sheet and profit and loss account	14	—	—

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications, Inc
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No	US $	US $

INCOME

Operating revenues	10	3,661,058	4,848,507

Other Income	11	30,590	56,023

		3,691,648	4,904,530

EXPENDITURE

Personnel expenses	12	1,003,907	1,028,476

Operating and other expenses	13	2,495,961	2,570,813

Depreciation		62,246	58,888

		3,562,114	3,658,177

Profit/ Loss for the year before tax		129,534	1,246,353

Provision for tax		—	—

Profit / (Loss) after tax		129,534	1,246,353

Surplus / Deficit brought forward from previous year		846,583	(399,770)

Balance carried to balance sheet		976,117	846,583

Basic and Diluted Earnings Per Share (US$)		0.04	0.39

Accounting policies and notes to balance sheet and profit and loss account	13

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
6,000,000 (P.Y. 6,000,0000) shares @ $0.01	60,000	60,000

Issued and subscribed :
Capital
3,198,080 (P.Y. 3,198,080) equity shares@$0.01 par value	31,981	31,981

TOTAL	31,981	31,981

SCHEDULE 2 : RESERVES AND SURPLUS

Securities Premium Account	212,446	212,446

Profit and loss Account	976,117	846,583

TOTAL	1,188,563	1,059,029

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009
SHEDULE 3: FIXED ASSETS

	Gross Block				Depreciation				Net Block
	As at March			As at March	As at March			As at March	As at March	As at March
Particulars	31, 2008	Additions	Deletions	31, 2009	31, 2008	Additions	Deletions	31, 2009	31, 2009	31, 2008

Furniture & Fixtures	25,909	17,446		43,355	24,762	1,551		26,313	17,042	1,147
Machinery & Equipement (computer software)	138,958	11,343	1,361	148,940	94,479	27,585		122,064	26,876	44,479
Computer Software	35,121			35,121	35,040	81		35,121	—	81
Office Equipment	155,796			155,796	117,401	22,256		139,657	16,139	38,395
Telephone System (office equipment)	71,321	4,243		75,564	48,961	10,773		59,734	15,830	22,360
Sun System (software)	25,242			25,240	25,242			25,242	(2)	—

Total	452,347	33,032	1,361	484,016	345,885	62,246	—	408,131	75,885	106,462

Previous year	393,934	58,413	—	452,347	286,997	58,888	—	345,885	106,462	106,937

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 4 : Investments (Unquoted at cost)

Long Term Investments
In wholly Owned Subsidiary Companies (Fully Paid-up)
India Abroad Publications (Canada) Inc.	104,793	104,793

162,974 (P.Y. 162,974) Common Shares	104,793	104,793

India in New York Inc	25,000	25,000

100 (P.Y. 100) fully paid non-assesable shares	129,793	129,793

SCHEDULE 5 : SUNDRY DEBTORS

Sundry Debtors (unsecured)

Outstanding over six months	427,629	242,278
Others	555,001	789,442

	982,630	1,031,720
Less: Provision for doubtful debts	174,675	134,675

TOTAL	807,955	897,045

Note:

Considered good	807,955	897,045
Considered Doubtful provided for	174,675	134,675

	982,630	1,031,720

SCHEDULE 6 : CASH AND BANK BALANCES

Cash on hand	—	397
Bank balances:
On Current Account With :
Bank of Baroda	—	2,904
Chase Checking A/c	177,524	—
Lloyd Bank	5,281	5,527
Citibank Saving Account	536,199	1,755,698
Citibank-India Investments	709	1,008
Cash-CIBC US $ Acct.	923	4,201
Cash-EAB# 2	586,882	589,258
CIBC-Sterling Pound Account	1,119	1,119
Cash State Bank of LI # 2	74,745	184,622

TOTAL	1,383,382	2,544,734

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account
Outstanding over six months

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 7 : LOANS AND ADVANCES (Unsecured Considered good)

Dues from Parent/group companies	182,088	93,028

Advances recoverable in cash or in kind value to be received	201,099	412,532

TOTAL	383,187	505,560

SHEDULE 8: CURRENT LIABILITIES

Sundry Credittors	425,977	491,757
- Other than small scale industrial undertakings	425,977	491,757

Dues to subsidiary / parent companies	782,589	2,242,160

Advances from customers	399,054	406,629

	1,607,620	3,140,546

SHEDULE 9: MISCELLANEOUS EXPENDITURE (to the extent not written off or adjusted)	47,962	47,962

Goodwill for purchases of India Abroad Publications (Canada) Inc.	47,962	47,962

India Abroad Publications, Inc
Schedules 1 to 13 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	For the year ended
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 10: OPERATING REVENUES

Subscription Income	412,089	556,524
Classified Income	474,193	681,258
Diplay Income	2,771,601	3,609,073
Royalty	3,175	1,652

TOTAL	3,661,058	4,848,507

SCHEDULE 11 : OTHER INCOME

Interest on fixed deposits with banks	30,590	56,023

	30,590	56,023

SCHEDULE 12: PERSONNEL EXPENSES

Salaries and allowances	935,974	953,873

Payroll Taxes	67,933	74,603

TOTAL	1,003,907	1,028,476

SCHEDULE 13: OPERATING AND OTHER EXPENSES

Editorial expenses	202,566	151,415
Production Expenses	895,376	959,144
Circulation Expenses	625,571	733,016
Advertising and Promotion	88,886	68,778
Rent	219,114	109,916
Office Expenses	75,595	96,226
Dues and Subscriptions	7,110	7,921
Telephone and Telegrams	42,474	45,778
Electricity Expenses	24,494	26,296
Professional fees	23,179	(51,774)
Provision for Bad Debts write off	40,000	130,150
Internet-bandwidth cost	9,999	14,848
IA Person Of the Year Expenses	162,760	164,089
Miscellaneous Expenses	—	—
Moving Expenses	10,611	33,450
Loss on sale of Fixed Assets Bank Charges	68,226	81,560

TOTAL	2,495,961	2,570,813

INDIA ABROAD PUBLICATIONS INC.
SCHEDULE 14: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements

The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.

2.	Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Revenue recognition

Revenues comprise of subscriptions to the India Abroad weekly newspaper publication and income from advertisements. Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper. Subscription revenues are derived from the revenues received from newspaper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 years period.

4.	Fixed assets and depreciation

Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Office equipment	5 years
5.	Investments

Cost of investments in wholly owned subsidiaries comprise of purchase cost as increased by legal fees, due diligence fees and other direct expenses connected with such acquisition. Additional consideration for the acquisition of equity shares payable in subsequent years on the resolution of certain contingencies is debited to the cost of the investments in the year in which the contingent payments crystallize.

INDIA ABROAD PUBLICATIONS INC.
6.	Employee retirement benefits

The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.

Leave Encashment

The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.

7.	Foreign currency transactions

Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.

Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.

Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.

8.	Income taxes

Income taxes are accounted for in accordance with US tax laws on Income accrued.

Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.

9.	Leases

Operating Lease rentals are expensed with reference to lease terms and conditions.

10.	Contingent Liabilities

These are disclosed by way of notes on the balance sheet. Provision is made in the accounts in respect of those liabilities, which are likely to materialize after the year-end, till the finalization of accounts and having a material effect on the position stated in the balance sheet.

INDIA ABROAD PUBLICATIONS INC.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business

India Abroad Publications Inc (“the Company”) was incorporated as a New York Corporation on June 26th, 1970. On April 26, 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.

The Company is one of the leading news publications catering to the Asian-American community focusing on India and the global Indian community.

2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.

4.	Earnings in foreign exchange:

	US $	US $
Particulars	2009	2008
Advertising Revenue	414,186	536,740
5.	Operating leases

The Company leases office space under various operating leases. Operating lease expense that has been included in the determination of the net profit is as follows:

	US$	US$
Particulars	2009	2008
Office Premises	219,114	109,916
6.	Litigation

There are no pending litigations against the company.

7.	Other contingencies

In connection with the Company’s acquisition of India Abroad in April 2001, the Company has been advised by a hold-out shareholder that he believes his shares in India Abroad are worth approximately US$1.2 million. The Company disputes this assertion and has offered the claimant approximately US$50,000 for his shares. The Company does not know if this offer will be acceptable to the shareholder or if the shareholder will file a legal action against the Company if the matter is not resolved.

8.	The prior year figures have been regrouped and reclassified to conform to those of the current year.

INDIA ABROAD PUBLICATIONS INC.
9.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No. - TAX ID No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2009
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $
1,220,544	1,220,544
Sources of Funds

Paid - up Capital $	Reserves & Surplus
31,981	1,188,563

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets $	Investments $
75,885	129,793

Net Current Assets $	Misc. Expenditure
966,904	47,962

Accumulated Losses $
Nil

INDIA ABROAD PUBLICATIONS INC.
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2009

Turnover $	Total Expenditure $
3,691,648	3,562,114

Profit / Loss Before Tax $	Profit / Loss After Tax $
129534	129534

Earning per Share	Dividend @ %
0.04	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India in New York Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India in New York Inc. for the year ended March 31, 2009.
PRINCIPAL ACTIVITIES
India in New York Inc. is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. The Company publishes a free newspaper, distributed in the New York Metropolitan area.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of US $ 269,363/-. Gross Profit (before depreciation, amortization, impairment write down and taxes) is US $ 157,948/-. After giving effect to other adjustments, the net profit of US $ 157,948/- was carried to Balance Sheet.
DIVIDENDS
With a view to conserve resources, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
    sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
India In New York Inc.
We have audited the attached Balance Sheet of INDIA IN NEW YORK INC., a wholly owned subsidiary of India Abroad Publications Inc. incorporated in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.

(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.

(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 9 to the Accounts.

(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2009;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
 Partner
M.No. 32625
Place : Mumbai
Date  : September 04, 2009

India In New York, Inc
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $

I. SOURCES OF FUNDS

Shareholders’ funds :

Share Capital	1	—	—

Reserves & Surplus	2	1,169,377	1,011,428

TOTAL		1,169,377	1,011,428

II. APPLICATION OF FUNDS

Current assets, loans and advances :

Sundry debtors	3	127,257	69,745
Cash and bank balances	4	203,140	47,649
Loans and advances	5	861,841	907,494

		1,192,238	1,024,888

Less : Current liabilities and provisions :

Liabilities	6	22,861	13,460
Net current assets		1,169,377	1,011,428

TOTAL		1,169,377	1,011,428

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India In New York, Inc
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No	US $	US $

INCOME

Operating revenues	7	269,363	231,240

		269,363	231,240

EXPENDITURE

Operating and other expenses	8	111,414	120,270

		111,414	120,270

Profit for the year before tax		157,949	110,970

Provision for tax		—	—

Profit after tax		157,949	110,970

Surplus brought forward from previous year		986,428	875,458

Balance carried to balance sheet		1,144,377	986,428

Accounting policies and notes to balance sheet and profit and loss account	9

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India In New York Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :

200 (P.Y 200) common shares with no par value	—	—

Issued and subscribed :
100 (P.Y. 100) common shares with no par value	—	—

TOTAL	—	—

SCHEDULE 2 : RESERVES & SURPLUS

Securities Premium	25,000	25,000

Surplus in Profit & Loss Account	1,144,377	986,428

TOTAL	1,169,377	1,011,428

SCHEDULE 3 : SUNDRY DEBTORS
Sundry debtors (unsecured considered good) :

Outstanding over six months	—	—
Other debts	127,257	69,745

TOTAL	127,257	69,745

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :
Citi Bank NA
On current account	203,140	47,649

TOTAL	203,140	47,649

SCHEDULE 5 : LOANS AND ADVANCES
(Unsecured considered good )

Due from parent company — India Abroad Inc.	860,628	906,281

Advances recoverable in cash or in kind or for value to be received	1,213	1,213

TOTAL	861,841	907,494

SCHEDULE 6 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	—	—

Advance from customers	22,861	13,460

TOTAL	22,861	13,460

India In New York Inc.
Schedules 1 to 9 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	For the year ended
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 7 : OPERATING REVENUE

Display Income	268,864	231,217

Royalty Income	499	23

TOTAL	269,363	231,240

SCHEDULE 8 : OPERATING AND OTHER EXPENSES

Delivery & Freight	111,414	119,044
Postage		—
Printing & Stationery	—	—
Office Expenses	—	34
Editorial Expenses	—	—
Telephone Expenses
Travel & Entertainment Expenses
Advertisements
Bad Debts		1,192

TOTAL	111,414	120,270

INDIA IN NEW YORK, INC
SCHEDULE 9: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
Revenues comprise of revenues from advertisements.
Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.
4.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.
Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.

INDIA IN NEW YORK, INC
5.	Income taxes
Income taxes are accounted for in accordance with US tax laws on Income accrued.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding company.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
India In New York Inc (“the Company”) was incorporated as a New York Corporation on May 1st 1997. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.
The Company is one of the leading free news publications catering to the Asian-American community focusing on India and the global Indian community.
2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
3.	Litigation:
There are no pending litigations against the company.
4.	The prior year figures have been regrouped and reclassified to conform to those of current year.

INDIA IN NEW YORK, INC
5.	Balance Sheet Abstract and Company’s General Business Profile
(I) Registration Details

Registration No. -	N.A.	State Code	N.A.
TAX ID No

Balance Sheet Date	31/03/2009
(dd/mm/yy)
(II) Capital raised during the year (Amount in US $)

Public Issue	Rights Issue

Nil	Nil

Bonus Issue	Private Placement

Nil	Nil
(III) Position of Mobilisation and Deployment of Funds (Amount in US$)

Total Liabilities $	Total Assets $

1,169,377	1,169,377
Sources of Funds

Paid — up Capital $	Reserves & Surplus

—	1,169,377

Secured Loans	Unsecured Loans

Nil	Nil
Application of Funds

Net Fixed Assets $	Investments $

—	—

Net Current Assets $	Misc. Expenditure

1,169,377	—

Accumulated Losses $
—

INDIA IN NEW YORK, INC
(IV) Performance of Company (Amount in US$) for the year ended March 31, 2009

Turnover $	Total Expenditure $

269,363	111,414

Profit / Loss Before Tax $	Profit / Loss After Tax $

157,949	157,949

Earning per Share $	Dividend @ %

~	Nil
(V) Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. (ITC)	N/A
Product Description	News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications (Canada), Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of India Abroad Publications (Canada), Inc. for the year ended March 31, 2009.
PRINCIPAL ACTIVITIES
India Abroad Publications (Canada), Inc. (“IA Canada), is a weekly newspaper-publishing unit, which is a wholly owned subsidiary of India Abroad Publications Inc. IA Canada sells advertising space and subscriptions for the India Abroad newspaper in the Canadian Market.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that during the year the Company earned gross income of C$ 268,548/-. Gross Loss (before depreciation, amortization, impairment write down and taxes) is C$ 28,160/-. After giving effect to other adjustments, net loss of C$ 29,521/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
India Abroad Publications (Canada) Inc.
We have audited the attached Balance Sheet of INDIA ABROAD PUBLICATIONS (CANADA) INC., a Company incorporated in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 10 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2009;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place : Mumbai, India
Date : September 04, 2009

India Abroad Publications (Canada) Inc
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	C $	C $
I. SOURCES OF FUNDS

Shareholders’ funds :

Capital	1	142,974	142,974

TOTAL		142,974	142,974

II. APPLICATION OF FUNDS

Fixed assets :	2
Gross Block		15,119	15,119
Less : Depreciation		5,444	4,084

Net Block		9,675	11,035

Current assets, loans and advances :
Sundry debtors	3	8,325	7,004
Cash and bank balances	4	35,322	14,675
Loans and advances	5	(69,617)	(16,392)

		(25,970)	5,287

Less : Current liabilities and provisions :
Liabilities	6	27,136	30,231

Net current assets		(53,106)	(24,944)

Profit and loss account		186,405	156,882

TOTAL		142,974	142,974

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications (Canada) Inc
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No.	C $	C $

INCOME

Operating revenues	7	268,547	259,726

		268,547	259,726

EXPENDITURE

Personnel expenses	8	57,958	52,227

Operating and other expenses	9	238,752	240,533

Depreciation		1,360	1,361

		298,070	294,121

Profit / (Loss) for the year before tax		(29,523)	(34,395)

Provision for tax / Tax paid		—	—

Profit / (Loss ) after tax		(29,523)	(34,395)

Suplus / (Deficit) brought forward from previous year		(156,882)	(122,487)

Balance carried to balance sheet		(186,405)	(156,882)

Basic and Diluted Earnings Per Share (C$)		(0.18)	(0.21)

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	C $	C $

SCHEDULE 1 : CAPITAL

Issued and subscribed :
162,974 (P.Y. 162,974) equity shares fully paid	142,974	142,974

TOTAL	142,974	142,974

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

Schedule 2: Fixed Assets	(C$)

	Furniture &	Office	As at March 31,	As at March 31,
	Fixtures	Equipment	2009	2008
Cost as at April 1, 2008	1,500	13,619	15,119	15,119
Additions	—	—	—
Deductions	—	—	—
Total as at March 31, 2009	1,500	13,619	15,119	15,119
Depreciation upto March 31, 2009	856	4,588	5,444	2,722
Depreciation upto March 31, 2008	642	3,442	4,084	1,361
Net value as at March 31, 2009	644	9,031	9,675	12,397
Net value as at March 31, 2008	858	10,177	11,035
Depreciation for the year	214	1,146	1,360

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	C $	C $
SCHEDULE 3 : SUNDRY DEBTORS (Unsecured considered good)
Outstanding over six months	—	—
Other debts	8,325	7,004

TOTAL	8,325	7,004

SCHEDULE 4 : CASH AND BANK BALANCES

Bank balances :

With Canadian Imperial Bank of Commerce
On current account	30,160	9,513

With Hongkong Bank
On current account	5,162	5,162

TOTAL	35,322	14,675

SCHEDULE 5 : LOANS AND ADVANCES (Unsecured considered good)

Due from parent company - India Abroad Publications Inc.	(69,617)	(16,392)

TOTAL	(69,617)	(16,392)

SCHEDULE 6 : CURRENT LIABILITIES

Sundry Creditors - Other than small scale industrial undertakings.	24,601	27,696

Advance from customers	2,535	2,535

TOTAL	27,136	30,231

India Abroad Publications (Canada) Inc
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	For the year ended
	31-Mar-09	31-Mar-08
	C $	C $

SCHEDULE 7 : OPERATING REVENUE

Subscription Income	24,139	26,379

Classified Income	4,908	5,623

Display Income	227,285	224,406

Retail Sale	12,215	3,318

TOTAL	268,547	259,726

SCHEDULE 8 : PERSONNEL EXPENSES

Salaries and allowances	52,721	47,719

Statutory dues	5,237	4,508

TOTAL	57,958	52,227

SCHEDULE 9 : OPERATING AND OTHER EXPENSES

Printing & Stationery	154,039	171,260
Mailing & Distribution	43,699	29,313
Office Expenses	6,617	6,214
Editorial Expenses	14,393	17,164
Telephone Expenses	1,629	1,618
Marketing Commission	16,395	12,883
Bank charges	1,980	2,081

TOTAL	238,752	240,533

INDIA ABROAD PUBLICATIONS (Canada) INC.
SCHEDULE 10: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
Revenues comprise from subscription to the India Abroad weekly news paper and income from advertisements. Revenue from advertisements are recognized upon publishing of the advertisements in the newspaper.
Subscription revenues are derived from the revenues received from the news paper subscribers and is recognized ratably over the period of subscription. Subscriptions received towards lifetime subscribers are shown as deferred revenue and recognized ratably over a 10 year period.
4.	Fixed assets and depreciation
Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Office equipment	5 years

INDIA ABROAD PUBLICATIONS (Canada) INC.
5.	Employee retirement benefits
The company does not have any employee retirement benefit plan.
Leave Encashment
The company’s policies does not allow leave encashment and the employees are encouraged to avail the eligible leave. Unavailed leave lapses at the end of the period and hence no provision has been made in the books.
6.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.
Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.
7.	Income taxes
Income taxes are accounted for in accordance with Canadian tax laws on Income accrued and form part of the Holding Company tax liabilities.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in Canada. Tax liabilities and provision is accounted for by the Holding company.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
India Abroad Publications (Canada) Inc (“the Company”) was incorporated in Canada on December 20th, 1983. In February 2001, the Company was acquired by Rediff Holdings Inc, a wholly owned subsidiary of Rediff.Com India Limited.
The Company is one of the leading news publications, catering to the Asian-American community focusing on India and the global Indian community.

INDIA ABROAD PUBLICATIONS (Canada) INC.
2.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
3.	The Company recognizes as revenues based on advertisements published and subscriptions ratably over the period of subscription. Hence requirements as to quantitative information are not applicable.
4.	Litigation:
There are no pending litigations against the company.
5.	The prior year figures have been regrouped and reclassified to conform with those of the current year.

INDIA ABROAD PUBLICATIONS (Canada) INC.
6.	Balance Sheet Abstract and Company’s General Business Profile
(I) Registration Details

Registration No.- Business No	N.A.	State Code	N.A.

Balance Sheet Date (dd/mm/yy)	31/03/2009
(II) Capital raised during the year (Amount in C$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III) Position of Mobilisation and Deployment of Funds (Amount in C$)

Total Liabilities C$	Total Assets C$
142,974	142,974
Sources of Funds

Paid - up Capital C$	Reserves & Surplus
142,974	Nil

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets C$	Investments $
9,675	Nil

Net Current Assets C$	Misc. Expenditure
(53,106)	Nil

Accumulated Losses C$
186,405

INDIA ABROAD PUBLICATIONS (Canada) INC.
(IV) Performance of Company (Amount in C$) for the year ended March 31, 2009.

Turnover C $	Total Expenditure C$
268,547	298,070

Profit / Loss Before Tax C$	Profit / Loss After Tax C$
(29,523)	(29,523)

Earning per Share	Dividend @ %
(0.18)	Nil
(V) Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. ( ITC ) Product Description	N/A News Paper

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Rediff.com Inc.
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Rediff.com Inc. for the year ended March 31, 2009.
PRINCIPAL ACTIVITIES
Rediff.com Inc. is a wholly owned subsidiary of Rediff Holdings Inc. Rediff.com Inc. derives revenue from a website targeted at the Indian American community.
REVIEW OF BUSINESS
The Profit & Loss account is set out along with this report and shows that the Company earned gross income of US $ 1,576,098/-. Gross Profit (before depreciation, amortization, impairment write down and taxes) is US $ 547,888/-. After giving effect to other adjustments, the net profit of US $ 547,888/- was carried to Balance Sheet.
DIVIDENDS
With the view to conserve resources, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
Rediff.Com Inc.
We have audited the attached Balance Sheet of REDIFF.com INC., a wholly owned subsidiary of Rediff Holdings Inc. incorporated in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 10 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2009;
and
ii.	in the case of Profit and Loss Account, of the profit of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place : Mumbai, India
Date : September 04, 2009

Rediff.com Inc.
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds :

Capital	1	5	5

Reserves & Surplus	2	5,038,471	4,490,582

TOTAL		5,038,476	4,490,587

II. APPLICATION OF FUNDS

Fixed assets :	3
Gross Block		601,011	601,011
Less : Depreciation		601,011	601,011

Net Block		—	—

Current assets, loans and advances :
Sundry debtors	4	406,477	654,914
Cash and bank balances	5	130,559	157,633
Loans and advances	6	4,578,223	3,798,650

		5,115,259	4,611,197
Less : Current liabilities and provisions :
Liabilities	7	76,783	120,610

		76,783	120,610

Net current assets		5,038,476	4,490,587

TOTAL		5,038,476	4,490,587

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Rediff.com Inc
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $

INCOME

Display income		1,576,098	3,261,573

		1,576,098	3,261,573

EXPENDITURE

Personnel expenses	8	858,686	878,171

Operating and other expenses	9	169,523	145,348

Depreciation		—	—

		1,028,209	1,023,519

Profit/ Loss for the year before tax		547,889	2,238,054
Provision for tax/ Taxes paid		—	—

		547,889	2,238,054

Deficit brought forward from previous year		1,158,437	(1,079,617)

Balance carried to balance sheet		1,706,326	1,158,437

Basic and Diluted Earnings Per Share (US$)		109.58	447.61

Accounting policies and notes to balance sheet and profit and loss account	10

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	As at	As at
	31.03.2009	31.03.2008
	US $	US $

SCHEDULE 1 : CAPITAL

Authorized :
10000 shares @ $0.001 per share	10	10

Issued and subscribed :
5000 shares @ $0.001 per share; par value	5	5

TOTAL	5	5

SCHEDULE 2 : RESERVES AND SURPLUS

Securities Premium Account	3,332,145	3,332,145

Profit and loss Account	1,706,326	1,158,437

TOTAL	5,038,471	4,490,582

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009
Schedule 3: Fixed Assets

				(US$)

	Furniture &	Computer	As at March	As at March
	Fixtures	Equipment	31, 2009	31, 2008
Cost as at April 1, 2008	44,421	556,590	601,011	601,011
Additions	—	—	—	—
Deductions	—	—	—	—
Total as at March 31, 2009	44,421	556,590	601,011	601,011
Depreciation upto March 31, 2009	44,421	556,590	601,011	601,011
Net value as at March 31, 2009	—	—	—	—

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 4 : SUNDRY DEBTORS

Sundry debtors
(Unsecured considered good)
Outstanding over six months	105,519	70,298
Other debts	406,477	654,535

	511,996	724,833

Less : Provision for doubtful debts	105,519	69,919

	406,477	654,914

SCHEDULE 5 : CASH AND BANK BALANCES

Bank balances :

With Citibank
In current account	130,559	157,633

TOTAL	130,559	157,633

SCHEDULE 6 : LOANS AND ADVANCES (Unsecured )

Due from group companies	4,578,223	3,798,650

TOTAL	4,578,223	3,798,650

Notes :
1. (a) Considered good	4,578,223	3,798,650
(b) Considered doubtful	—	—

	4,578,223	3,798,650

SCHEDULE 7 : CURRENT LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	76,783	120,610

Due to parent / group companies	—	—

TOTAL	76,783	120,610

Rediff.com Inc.
Schedules 1 to 10 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	For the year ended
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 8 : PERSONNEL EXPENSES

Salaries and allowances	794,483	814,888

Statutory dues	64,203	63,283

TOTAL	858,686	878,171

SCHEDULE 9 : OPERATING AND OTHER EXPENSES

Travelling expenses	2,570	35,288
Web hosting expenses	—	1,087
Payroll processing fee	4,316	3,252
Insurance charges	86,745	71,181
Advertising	—	4,000
Office espenses	2,385	440
Bad debts	45,600	10,000
Exchange Loss	36,722	—
Professional fees	(8,815)	20,100

	169,523	145,348

Rediff.com Inc.
SCHEDULE 10: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
Revenues comprise of revenues from online advertising. Online advertising includes advertisement and sponsorships.
Online advertising
Advertisement and sponsorship income is derived from customers who advertise on the Company’s website or to whom direct links from the Company’s website to their own websites are provided.
Revenue from advertisement and sponsorships is recognized ratably over the contractual period of the advertisement, commencing when the advertisement is placed on the website. Revenues are also derived from sponsor buttons placed in specific areas of the Company’s website, which generally provide users with direct links to sponsor websites. These revenues are recognized ratably over the period in which the advertisement is displayed, provided that no significant Company obligations remain and collection of the resulting receivable is probable. Company obligations may include guarantees of a minimum number of impressions, or times, that an advertisement appears in pages viewed by users of the Company’s portal. To the extent that minimum guaranteed impressions are not met, the Company defers recognition of the corresponding revenues until the guaranteed impression levels are achieved.

Rediff.com Inc.
4.	Fixed assets and depreciation
Fixed assets are stated at historical cost. The Company depreciates fixed assets using the straight-line method, over the estimated useful lives of assets. The estimated useful lives of assets are as follows:

Furniture and fixtures	7 years
Computer equipment	3 to 5 years
5.	Income taxes
Income taxes are accounted for in accordance with US tax laws on Income accrued and form part of the Parent company Income tax liability.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws in US. Tax liabilities and provision is accounted for by the Holding Company.
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
Rediff.com Inc (“the Company”) was incorporated on July 30, 1999. On February 27, 2001, Rediff Holdings Inc. acquired thinkindia.com Inc (“thinkindia”) which was renamed as Rediff.Com Inc. Rediff.Com provides the Rediff Group with technology, marketing and content support in the United States.
The Company is one of the leading Internet destinations, or portals, focusing on India and the global Indian community. Its websites consists of interest specific channels relevant to Indian interests such as cricket, astrology, matchmaker and movies, content on various matters like news and finance, search facilities, a range of community features such as e-mail, chat, messenger and e-commerce.
2.	The Company recognizes as revenues from advertisements and online marketing and hence requirements as to quantitative information are not applicable.
3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.
4.	Litigation:
There are no pending litigations against the company.
5.	Prior year figures have been regrouped and reclassified to conform to those of the current year.

Rediff.com Inc.
6.	Balance Sheet Abstract and Company’s General Business Profile.
(I)	Registration Details

Registration No. -	N.A.	State Code	N.A.
Tax ID No

Balance Sheet Date	31/03/2009
(dd/mm/yy)
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilization and Deployment of Funds (Amount in US$)

Total Liabilities US $	Total Assets US $
5,038,476	5,038,476
Sources of Funds

Paid - up Capital $	Reserves & Surplus
5	5,038,471

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets $	Misc. Expenditure
5,038,476	Nil

Accumulated Losses
Nil

Rediff.com Inc.
(IV)	Performance of Company (Amount in US $) for the year ended March 31, 2009

Turnover $	Total Expenditure $
1,567,098	1,028,209

Profit / Loss Before Tax $	Profit / Loss After Tax $
547,889	547,889

Earning per Share	Dividend @ %
$109.58	Nil
(V)	Generic Names of Three Principal Products / Services of Company (as per monetary terms)

Item Code No. (ITC)	N/A
Product Description	Online Advertising

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Value Communications Corporation
BOARD OF DIRECTORS
Mr. Ajit Balakrishnan
SECRETARY
Mr. Joy Basu
AUDITORS
PATKAR & PENDSE
INDIA
Directors’ Report
The Board of Directors present the audited financial statements of Value Communication Corporation Inc. for the year ended on March 31, 2009.
REVIEW OF BUSINESS
Following the sale of its long distance phone card business in April 2004, the Company is currently not engaged in any business.
Gross Loss (before depreciation, amortization, impairment write down and taxes) is US $190/-. After giving effect to other adjustments, net loss of US $ 190/- was carried to Balance Sheet.
DIVIDENDS
In view of the losses, your Directors do not recommend any dividend.
For and on behalf of the Board of Directors
sd/-
Director
Date: September 04, 2009

REPORT OF THE AUDITORS
The Board of Directors,
Value Communications Corporation
We have audited the attached Balance Sheet of VALUE COMMUNICATIONS CORPORATION, a wholly owned subsidiary of Rediff.com India Limited incorporated in the United States, as at March 31, 2009 and also the Profit & Loss Account of the Company for the year ended on that date annexed thereto. These financial statements are the responsibility of the Company’s Management. Our responsibility is to express an opinion on these financial statements based on our audit and report that:
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
Further, we report that:
(a)	We have obtained all the information & explanations, which to the best of our knowledge & belief were necessary for the purposes of our audit.
(b)	The Balance Sheet and Profit & Loss Account dealt with by this report are in agreement with the books of account.
(c)	In our opinion, the Balance sheet and Profit and Loss Account comply with Accounting Standards referred to in Schedule 7 to the Accounts.
(d)
In our opinion and to the best of our information and according to the explanations given to us the said accounts read with the notes thereon, give a true and fair view in conformity with the accounting principles generally accepted in India:

i.	in the case of the Balance Sheet of the state of affairs of the Company as at 31st March, 2009;
and
ii.	in the case of Profit and Loss Account, of the loss of the Company for the year ended on that date;
For Patkar & Pendse
Chartered Accountants
sd/-
B.M. Pendse
Partner
M.No. 32625
Place : Mumbai, India
Date : September 04, 2009

Value Communications Corporation
Balance Sheet as at March 31, 2009

		As at	As at
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $
I. SOURCES OF FUNDS

Shareholders’ funds :
Share Capital	1	7,146,432	7,146,432

Reserves & Surplus
Deferred tax liability		—	—

TOTAL		7,146,432	7,146,432

II. APPLICATION OF FUNDS
Fixed assets :
Gross Block	2	—	—
Less : Depreciation		—	—

Net Block		—	—

Current assets, loans and advances :
Sundry Debtors		—	—
Cash and bank balances	3	12,515	12,705
Loans and advances	4	208,175	208,175

		220,690	220,880

Less : Current liabilities and provisions :
Liabilities	5	3,072,239	3,072,239

		3,072,239	3,072,239

Net current assets		(2,851,549)	(2,851,359)

Profit and loss account		9,997,981	9,997,791

TOTAL		7,146,432	7,146,432

Accounting policies and notes to balance sheet and profit and loss account	7

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Value Communications Corporation
Profit & Loss Account for the year ended March 31, 2009

		For the year ended
	Schedule	31-Mar-09	31-Mar-08
	No.	US $	US $

INCOME

Operating Income		—	—

		—	—

EXPENDITURE

Operating and other expenses	6	190	229

		190	229

Profit/ (Loss) for the year before tax		(190)	(229)

Less : Provision for tax		—	—

Loss after Tax		(190)	(229)

Deficit brought forward from previous year		(9,997,791)	(9,997,562)

Balance carried to balance sheet		(9,997,981)	(9,997,791)

Accounting policies and notes to balance sheet and profit and loss account	7

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M.Pendse	A.Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009

	As at	As at
	31-Mar-09	31-Mar-08
	US $	US $

SCHEDULE 1 : SHARE CAPITAL

Authorized :
20,000,000 shares common stock, no par value	—	—

Issued and subscribed :
12,000,000 shares common stock	7,146,432	7,146,432

TOTAL	7,146,432	7,146,432

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended March 31, 2009
SCHEDULE 2 : FIXED ASSETS

	Gross Block				Depreciation				Net Block
	As at March			As at March	As at March			As at March	As at March	As at March
Particulars	31, 2008	Additions	Deletions	31, 2009	31, 2008	Addition	Deletions	31, 2009	31, 2009	31, 2008

EQUIPT & COMPUTERS	—	—	—	—	—	—	—	—	—	—
SOFTWARE	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—

Value Communications Corporation
Schedule 1 to 8 forming part of the Balance Sheet and Profit & Loss Account for the year ended 31st March, 2009

	As at	As at
	31.03.2009	31.03.2008
	US $	US $

SCHEDULE 3 : CASH AND BANK BALANCES

Bank balances :

(i) Citi Bank N.Y.
On current account	12,515	12,705

TOTAL	12,515	12,705

SCHEDULE 4 : LOANS AND ADVANCES
ADVANCES (Unsecured considered good)

Advances recoverable in cash or in kind or for value to be received

Dues From Parent Company	139,846	139,846
Others	68,329	68,329

TOTAL	208,175	208,175

SCHEDULE 5 : LIABILITIES

Sundry Creditors
- Other than small scale industrial undertakings.	14,369	14,369

- Dues to parent / group companies	3,057,870	3,057,870

TOTAL	3,072,239	3,072,239

SCHEDULE 6 : OPERATING AND OTHER EXPENSES

Bank Charges	190	229

TOTAL	190	229

Value Communications Corporation
SCHEDULE 7: ACCOUNTING POLICIES AND NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
A.	ACCOUNTING POLICIES
1.	Basis of preparation of financial statements
The accompanying financial statements have been prepared under the historical cost convention, in accordance with the accounting principles generally accepted in India (“Indian GAAP”), the Accounting Standards issued by the Institute of Chartered Accountants of India and the provisions of the Companies Act, 1956.
2.	Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
3.	Revenue recognition
The Company recognizes revenue as PINs and prepaid calling cards are delivered to customers.
4.	Fixed assets and depreciation
Pursuant to the sale of business on 8th april 2004, the company does not hold any fixed assets.
5.	Employee retirement benefits
The company has employee retirement benefit plan in which employer merely facilitate the plan administration. Employer does not contribute to the plan.
Leave Encashment
Provision for leave encashment is computed on the basis of last drawn salary for the unavailed leave balance to the credit of the employees at the year end and is charged to the Profit and Loss Account.

Value Communications Corporation
6.	Foreign currency transactions
Transactions in foreign currency are recorded at the original rates of exchange in force at the time transactions are effected.
Exchange differences arising on repayment of liabilities incurred for the purpose of acquiring fixed assets are adjusted in the carrying amount of the respective fixed asset. The carrying amount of fixed assets is also adjusted at the end of each financial year for any change in the liability arising out of expressing the related outstanding foreign currency liabilities at the closing rates of exchange prevailing at the date of the Balance Sheet or at the rates specified in the related forward contract.
Monetary items (other than those related to acquisition of fixed assets) denominated in a foreign currency are restated using the exchange rates prevailing at the date of Balance Sheet or rates specified in the related forward contract. Gains / losses arising on restatement and on settlement of such items are recognized in the Profit and Loss Account.
Non-monetary items such as investments denominated in a foreign currency are reported using the exchange rate at the date of the transaction.
7.	Income taxes
Income taxes are accounted for in accordance with the US tax laws.
Current tax is measured at the amount expected to be paid to / recovered from the revenue authorities, using applicable tax rates and laws.
8.	Deferred Income Taxes
Deferred Tax is recognized for all timing differences, subject to the consideration of prudence, applying the tax rates that have been subsequently enacted after the Balance Sheet date.
9.	Leases
Operating Lease rentals are expensed with reference to lease terms and conditions.

Value Communications Corporation
B.	NOTES TO BALANCE SHEET AND PROFIT AND LOSS ACCOUNT
1.	Organization and Business
Value Communications Corporation (“ValuCom” or the “Company”) is a wholly-owned subsidiary of Rediff.com India, Ltd (“Rediff”). ValuCom provides internet-based marketing of prepaid long-distance service to over 200 countries worldwide. The Company markets its services to consumers and small businesses by packaging long-distance service from large telecommunication companies into Prepaid Identification Numbers (“PINs”) and prepaid calling cards for sale on its Internet site or at its call-in center.
2.	An event having significant impact on the Company occurred on 8th April, 2004, where the Company’s entire business was sold to World Quest Networks, Inc.
3.	Additional information pursuant to the provisions of paragraph 4C and 4D of Schedule VI of the Companies Act., 1956 to the extent not applicable are not given.

4.	Litigation:
There are no pending litigations against the company.
5.	Deferred Income Taxes
As of March 31, 2009, the components of the Company’s net deferred tax assets are as follows:
As of March 31, 2009, the Company has net operating loss carry forwards of approx US$ 2,965,000 for federal income tax purposes, which expire in the years 2021 to 2026. Realization of the future tax benefits related to the deferred tax income tax asset is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors and believes that no asset to be created in the books of accounts.
6.	The prior year figures have been regrouped and reclassified to conform to those of the current year.

Value Communications Corporation
7.	Balance Sheet Abstract and Company’s General Business Profile
(I)	Registration Details

Registration No.	N.A.	State Code	N.A.

Balance Sheet Date	31/03/2009
(dd/mm/yy)
(II)	Capital raised during the year (Amount in US$)

Public Issue	Rights Issue
Nil	Nil

Bonus Issue	Private Placement
Nil	Nil
(III)	Position of Mobilisation and Deployment of Funds (Amount in US$ )

Total Liabilities	Total Assets
7,146,432	7,146,432
Sources of Funds

Paid - up Capital	Reserves & Surplus
7,146,432	NIL

Secured Loans	Unsecured Loans
Nil	Nil
Application of Funds

Net Fixed Assets	Investments
Nil	Nil

Net Current Assets	Accumulated Losses
(2,851,549)	9,997,981

Value Communications Corporation
(IV)	Performance of Company (Amount in US$) for the year ended March 31, 2009.

Turnover $	Total Expenditure $
—	190

Profit / Loss Before Tax	Profit / Loss After Tax
(190)	(190)

Earning per Share $	Dividend @ %
0.00	Nil
(V)	Generic Names of Three Principal Products / Services of Company ( as per monetary terms )

Item Code No. (ITC)	N/A
Product Description	Prepaid calling cards

As per our attached report of even date
For Patkar & Pendse	For and on behalf of the board
Chartered Accountants

sd/-	sd/-
B.M. Pendse	A. Balakrishnan
Partner	Director
M.No. 32625

Mumbai, India	Mumbai, India
Date: September 04, 2009	Date: September 04, 2009

REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016
ATTENDANCE SLIP

Folio No.

No. of Shares held
I hereby record my presence at the Fourteenth Annual General Meeting of the Company being held at Registered Office at 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016 at 10.00 a.m. (IST) on Wednesday, 30th September, 2009.

Signature of attending Member/Proxy
Name:
Note: A member/proxy holder attending the meeting must bring the Attendance Slip to the meeting and hand it over at the entrance duly signed.
REDIFF.COM INDIA LTD
Regd. Office: 1st Floor, Mahalaxmi Engineering Estate, L. J. First Cross Road, Mahim (West), Mumbai 400 016
PROXY
I/We,                                                                                  , of                                                              in the district of                                                               being a member/members of the above Company hereby appoint                                                                                   of                                                               in the district of                                                                                   or failing him                                           of                                                                                   in the district of                                                               as my/our Proxy to attend and vote for me/us and on my/our behalf at the Fourteenth Annual General Meeting of the Company to be held on Wednesday, 30th September, 2009 at 10a.m.(IST) and at any adjournment thereof.
Signed this                                                              day of                                           2009

Folio No.

No. of Shares held

Signature
Affix Re. 0.15 Revenue Stamp
This form is to be used in favour of* / against* the resolution. Unless otherwise instructed, the proxy will act as he thinks fit.
*	Strike out whichever is not applicable.

Note: 1.	The Proxy must be returned so as to reach the registered office of the Company not less than 48 hours before the time for holding of the aforesaid meeting.

2.	A proxy need not be a member.